                                              ANNUAL REPORT  |  October 31, 2002


                                                                      The Strong

                                                                          Income

                                                                           Funds


                              [PHOTO APPEARS HERE]


                  Strong Corporate Bond Fund

           Strong Government Securities Fund

                 Strong High-Yield Bond Fund

                 Strong Short-Term Bond Fund

      Strong Short-Term High Yield Bond Fund


                                                                         [IMAGE]
                                                                   [STRONG LOGO]

                                              ANNUAL REPORT  |  October 31, 2002

                                                                      The Strong

                                                                          Income

                                                                           Funds

Table of Contents

Investment Reviews

     Strong Corporate Bond Fund............................ 2
     Strong Government Securities Fund..................... 4
     Strong High-Yield Bond Fund........................... 6
     Strong Short-Term Bond Fund........................... 8
     Strong Short-Term High Yield Bond Fund................10

Bond Glossary..............................................12

Financial Information

     Schedules of Investments in Securities
           Strong Corporate Bond Fund......................13
           Strong Government Securities Fund...............15
           Strong High-Yield Bond Fund.....................19
           Strong Short-Term Bond Fund.....................22
           Strong Short-Term High Yield Bond Fund..........25
     Statements of Assets and Liabilities..................27
     Statements of Operations..............................29
     Statements of Changes in Net Assets...................31
     Notes to Financial Statements.........................33

Financial Highlights.......................................42

Report of Independent Accountants..........................49

Directors and Officers.....................................50

A Few Words From Jay Mueller, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Fixed Income Market Overview From November 1, 2001 to October 31, 2002

Over the 12 months ended October 31, 2002, interest rates fell dramatically. Or did they? To be sure, home mortgage rates dropped as low as most of us have seen in our lifetimes. And short- and intermediate-term Treasury bond yields fell to levels last seen in 1962. But while Treasury, government agency, mortgage-backed, and top-quality corporate bonds saw their yields fall (and consequently their prices rise), medium- and lower-quality corporate bonds had a very difficult time.

Below is a comparison of yields across the credit-quality range for bonds with five years remaining to maturity. The numbers tell the story:

Sector                        Yields as of 10-31-01     Yields as of 10-31-02     Change in Yields
------                        ---------------------     ---------------------     ----------------
U.S. Treasuries                        3.47%                     2.73%                 -0.74%
A-Rated Industrials                    4.94%                     3.81%                 -1.13%
BBB-Rated Utilities                    5.53%                     5.93%                 +0.40%
BBB-Rated Cable/Broadcast              5.41%                     6.87%                 +1.46%
B-Rated Industrials                   11.66%                    11.78%                 +0.12%

Performance is historical and does not represent future results.

From this we see that no general statement can be made about the direction of rates: some went down, while others went up. Even among bonds with similar ratings, the differences were stark. The yields on BBB-rated cable and broadcast-sector bonds rose far more than those of utility issues, for example. In fact, in many cases, industry fundamentals had a far greater impact on bond yields than did credit-rating distinctions.

Lower-quality bonds underperform

Despite investors' broad retreat from credit risk, many bonds rated below investment-grade (also known as high-yield or "junk" bonds) fared better than their investment-grade counterparts. But generally, the further down the quality spectrum one ventured, the worse the results. This can be seen in the following total return figures:

Bond Index                             Total Return 10-31-01 through 10-31-02
----------                             --------------------------------------
Lehman Aaa-Rated Credit Index                          7.74%
Lehman Baa-Rated Credit Index                          0.91%
Lehman Corporate High-Yield Index                     -5.49%

Performance is historical and does not represent future results.

Total return measurements include both interest income received and the positive or negative change in the market price of a bond (just as the total return from a common stock consists of dividends received plus or minus the change in the stock's price over a given period). Because high-yield bonds start with a large income advantage over high-grade bonds, the performance divergence above speaks volumes with respect to relative price performance.

                                                        (Continued on next page)

It is a central tenet of modern investment theory that investors can only earn greater long-term total returns by being willing to accept greater risk. (This makes intuitive sense. After all, who would be willing to take more risk to earn the same or lower long-term returns?) Obviously, this relationship did not hold true over the past 12 months. Bondholders were indeed rewarded for accepting risk in the form of longer maturity ("duration risk" in industry parlance), but those who took on credit risk were penalized.

What are investors to make of all this? First, it is important to understand that the period we are talking about represented a kind of "perfect storm," with many factors buffeting the corporate bond market. Among these were:

     . A severe recession in corporate profits

     . Massive accounting and governance scandals

     . High debt burdens accumulated during the 1990s boom

     . An explosion of defaults and credit downgrades

     . Fears of terrorism in the wake of September 11

     . Apprehension over a possible war with Iraq

     . The gut-wrenching fall in the stock market

With so many things to worry about, it's little wonder that safer, "bomb-proof" assets outperformed those perceived to be more risky. But the basic trade-off in investing -- you ought to get more return for taking more risk -- still operates. While it's not unusual for the relationship to falter for a month or a quarter or even a year, in the long run the fundamental efficiency of the market tends to assert itself. Eventually, even the "perfect storm" spends its fury.

There are reasons to believe the weather is clearing

As of the end of October, corporate profits had begun to improve. Balance sheets were being restructured to a more conservative mix of equity and debt. The worst of the corporate scandals seemed to have played out. The stock market had recouped some of its losses. Still, much of the corporate-bond market remains under stress.

This presents both a challenge and an opportunity. It appears that skillful credit analysis is likely to be a driver of performance in the corporate-bond sector going forward. Many well-known corporate issuers have seen prices on their bonds fall to what might once have been considered absurdly cheap levels. Some of these issues will recover as the macroeconomic environment improves. However, others inevitably will fall still further. It is the charge of credit analysts and portfolio managers -- that is, it is our job -- to distinguish one from the other, and to assemble well-balanced collections of securities representing value.

At Strong, we have used the lessons learned in the past year to strengthen our investment approach. In July, we restructured some of the responsibilities of members of the bond team. We have broadened the interaction of credit analysts and portfolio managers, allowing improved implementation of investment ideas. We also adjusted our risk-management discipline to reflect the higher level of uncertainty that prevails today. In short, we scrutinized every aspect of our business to make sure that the philosophy and process that brought our shareholders superior returns in the 1990s could be effectively implemented in the new climate.

What investors may anticipate in 2003

And what of the new climate? What should investors expect in the coming year? Or perhaps more to the point, what should they not expect? Prognostication is always difficult -- and it is even more so at times of unusual macroeconomic and geopolitical stress. Nonetheless, in my judgment, the odds are against these events taking place over the next 12 months:

     . A double-dip recession

     . Corporate scandals on the scale of 2001-2002

     . A meaningful rise in inflation

     . Broad-based deflation

Since the end of 2001, real gross domestic product (GDP) has grown at a 3.4% pace. That may be a bit sluggish for the first year of an economic recovery, but it is very close to the country's long-term average. We believe the economic expansion could gather some momentum in 2003. GDP growth could move up to the 3.5% to 4% range if consumer spending holds up, and if improving corporate profits lead to stronger hiring and capital investment.

Inflation appears likely to remain tame, in part because of a productivity surge in the U.S. Moreover, the long-term forces that have been responsible for our two-decade decline in inflation--deregulation, the penetration of information technology, and trade liberalization--are still in place. At the end of October, inflation as measured by the consumer price index (CPI) was running at a 2% annual pace.

Diversification remains crucial

If this strong-growth/low-inflation scenario comes to pass, the bond market may well see a partial reversal of the divergence in performance between high- and low-quality issues. As of this writing, there are already signs that the "flight to safety" impulse is weakening.

So should investors ratchet up their willingness to take risk? Not necessarily. Significant risks still cloud the outlook. Foremost among these is the threat of further terrorist attacks and the possibility of war in the Middle East. For these reasons--and given the general principle that the future is always unknowable--a diversified approach to investment, incorporating both bonds and stocks, is the prudent course. Diversification is a discipline that allows us to manage uncertainty.

At Strong, we are committed to providing a broad array of bond funds so our investors can take advantage of the benefits of diversification. The past three years have cast in high relief the wisdom of the old adage: Don't put all your eggs in one basket. These are challenging times, but we remain optimistic about the future. The American economy is the largest and most resilient in the world. The long boom of the 1990s created imbalances and excesses -- high debt burdens, overbuilt industries, flimsy accounting, and unrealistic expectations. These imbalances and excesses are now well along the path to correction, and the fundamental strength of the economy is reasserting itself. We are confident in our ability to help investors share in the prosperity we believe lies ahead.

Thank you for your trust and support.

Sincerely,

/s/ Jay N. Mueller

Jay N. Mueller

Strong Corporate Bond Fund
================================================================================
Effective July 23, 2002, Janet S. Rilling is the sole Portfolio Manager of the Fund.

Your Fund's Approach

The Strong Corporate Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in intermediate-maturity bonds issued by U.S. companies. Under normal conditions, the Fund invests at least 75% of its net assets in investment-grade debt obligations. To increase the income it pays out, it may also invest up to 25% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds) with positive or improving credit fundamentals. The Fund's dollar-weighted average effective maturity will normally be between 7 and 12 years. The Fund may also invest up to 20% of its net assets in foreign securities.

                    Growth of an Assumed $10,000 Investment+
                            From 12-12-85 to 10-31-02

                                   [CHART APPEARS HERE]

              The Strong Corporate   Lehman Brothers U.S.  Lipper Corporate Debt
                    Bond Fund        Credit BAA Bond           Funds BBB Rated
                                          Index*                    Index*
Dec 85               $10,000               $10,000                 $10,000
Dec 86               $13,399               $11,800                 $11,595
Dec 87               $13,997               $12,323                 $11,882
Dec 88               $15,745               $13,653                 $12,978
Dec 89               $15,800               $15,517                 $14,342
Dec 90               $14,817               $16,337                 $15,276
Dec 91               $17,013               $19,490                 $17,909
Dec 92               $18,612               $21,322                 $19,362
Dec 93               $21,732               $24,080                 $21,839
Dec 94               $21,447               $23,310                 $20,847
Dec 95               $26,892               $28,606                 $25,052
Dec 96               $28,380               $29,755                 $26,115
Dec 97               $31,752               $33,057                 $28,800
Dec 98               $34,053               $35,320                 $30,526
Dec 99               $33,975               $35,030                 $30,184
Dec 00               $36,655               $37,627                 $32,552
Dec 01               $39,160               $41,469                 $34,978
Oct 02               $37,558               $42,542                 $36,121

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Credit BAA Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of December 1985. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the past one-year period, the corporate-bond market was driven by concerns related to the faltering economic recovery and waning investor confidence. These issues directly affected some of the Fund's holdings, contributing to the Fund's negative total return for the period. Conditions improved in the final months of the period, and the Fund also benefited from a repositioning of its holdings.

Sectors under pressure

During the 12-month period, investors' appetite for risk declined. As a result, so did demand for corporate bonds, as investors preferred the security of government securities. Concern about potential additional terrorist attacks lingered, and the anticipated economic recovery was slow to materialize. The outlook dimmed for improvements in capital spending and corporate profitability.

Compounding these troubles were revelations of questionable corporate accounting practices, especially at telecommunications and energy companies, two sectors that have been significant issuers of corporate debt. The financial fallout from these failures in corporate governance weighed heavily on companies throughout these sectors. Telecommunications bonds also faced concerns about excess capacity, while power generators and pipeline companies came under pressure because of low power prices, questions about trading and marketing operations, and credit downgrades and liquidity concerns. Further, banks reduced their level of lending, thereby reducing available refinancing options for companies. These events, especially with respect to the telecommunications and power sectors, had a negative impact on the Strong Corporate Bond Fund.

The Fund's performance improved notably in the last three months of the period. Market conditions overall improved during that time. New reports of corporate fraud subsided, and companies were, for the most part, able to work through their refinancing issues. Performance also benefited from a repositioning of the portfolio's holdings that accompanied the Fund's late-summer management change.

Risks affecting the corporate bond market

There are two major factors that affect the return of the Strong Corporate Bond
Fund: interest-rate risk and credit risk. We deal with interest-rate risk -- the possibility that interest rates will rise, driving down bond prices --by making slight adjustments to the portfolio's duration, or sensitivity to changes in interest rates, in accordance with our outlook for rates' future direction. Over the past 12 months, interest rates fell for bonds with short and intermediate maturities, with a positive impact on bond prices in that range. However, this did not have a material impact on our returns, as we had kept the Fund's duration neutral relative to our benchmark, the Lehman Brothers U.S. Credit BAA Bond Index.

The second risk -- credit risk -- is the potential for corporate bond issuers' financial profile to decline, lowering the credit quality (and the price) of their bonds, and increasing the chance that they may default on their payments of interest to bondholders. This played a significant role in the Fund's performance over the period. In the past year, the corporate bond market overall underperformed Treasury securities, largely because of credit problems at certain companies. In addition to this market underperformance, as we noted above, the Fund's returns were negatively affected by our allocations to specific companies and industries.

Reasons for a more positive outlook

On a historical basis, prices for corporate bonds appear attractive --and we believe there is also cause for optimism from the perspective of corporate fundamentals. Companies' management, facing shareholder pressure and tighter lending criteria, have necessarily focused on reducing the level of debt on their balance sheets. Among the actions companies have taken are reducing capital expenditures, making asset sales, and using cash flow from operations for debt reduction. These are all positive and important steps in setting the market up for recovery.

Another essential element for a recovery is growth in corporate profits. Companies have already made good progress on reducing their operating costs, which should directly contribute to profits in the near term. In order to achieve sustainable profit growth, however, there will also have to be growth in the overall economy. We anticipate slow to modest economic growth in the coming year -- an environment in which we believe sustainable profit growth is achievable.

We thank you for your continued investment in the Strong Corporate Bond Fund.

Janet S. Rilling
Portfolio Manager

Average Annual Total Returns
As of 10-31-02

Investor Class
-------------------------------------------

     1-year                         -5.71%

     5-year                          3.87%

     10-year                         7.51%

     Since Fund Inception            8.15%
     (12-12-85)

Advisor Class/1/
-------------------------------------------

     1-year                         -5.84%

     5-year                          3.67%

     10-year                         7.30%

     Since Fund Inception            7.93%
     (12-12-85)

Institutional Class/2/
-------------------------------------------

     1-year                         -5.35%

     5-year                          4.14%

     10-year                         7.65%

     Since Fund Inception            8.24%
     (12-12-85)

Portfolio Statistics
As of 10-31-02

Investor Class
-------------------------------------------

     30-day
     annualized yield/3/             6.00%

Advisor Class
-------------------------------------------

     30-day
     annualized yield/3/             5.86%

Institutional Class
-------------------------------------------
     30-day
     annualized yield/3/             5.82%

Average
effective maturity/4/           11.5 years

Average quality rating/5/              BBB

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02. For Advisor Class shares, the advisor has temporarily absorbed expenses of 0.02%. Otherwise, the current yield would have been 5.84%, and returns would have been lower.

/4/  The Fund's average effective maturity includes the effect of futures.

/5/ For purposes of this average quality rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers U.S. Credit BAA Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers U.S. Credit Bond Index that are rated BAA by Moody's Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Government Securities Fund
================================================================================
Effective July 23, 2002, Ashok Bhatia and Thomas A. Sontag are the Portfolio Co-Managers of the Fund.

Your Fund's Approach

The Strong Government Securities Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in higher-quality bonds issued by the U.S. government or its agencies. The Fund's dollar-weighted average effective maturity will normally be between five and ten years. To a limited extent, the Fund may also invest in dollar-denominated foreign securities.

                    Growth of an Assumed $10,000 Investment+
                            From 10-29-86 to 10-31-02

                              [CHART APPEARS HERE]

                            The Strong     Lehman Brothers   Lipper Intermediate
                            Government     U.S. Aggregate      U.S. Government
                         Securities Fund     Bond Index*       Funds Average*
Oct 86                       $10,000           $10,000             $10,000
Oct 87                       $10,399           $10,245             $10,146
Oct 88                       $11,510           $11,420             $11,129
Oct 89                       $12,721           $12,778             $12,183
Oct 90                       $13,652           $13,585             $12,855
Oct 91                       $15,486           $15,733             $14,663
Oct 92                       $17,339           $17,280             $15,953
Oct 93                       $20,136           $19,332             $17,604
Oct 94                       $19,262           $18,622             $16,730
Oct 95                       $22,509           $21,536             $18,914
Oct 96                       $23,544           $22,795             $19,798
Oct 97                       $25,674           $24,822             $21,302
Oct 98                       $27,997           $27,140             $23,176
Oct 99                       $27,986           $27,284             $22,952
Oct 00                       $29,941           $29,276             $24,430
Oct 01                       $34,396           $33,539             $27,732
Oct 02                       $36,795           $35,513             $29,213

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate U.S. Government Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Overall, the environment for high-quality, fixed income investments has been resoundingly positive over the past 12 months. The Fund has benefited from, and capitalized on, these trends.

Low short-term interest rates persisted

Market interest rates, particularly for bonds with intermediate maturities, fell during the past 12 months. As a result, the Fund's share price has increased modestly over this period. In early December 2001, the Federal Reserve reduced its benchmark rate to 1.75%, where it remained through the end of October. During this period, short-term interest rates (such as those for bonds with two- and five-year maturities), fell by approximately 75 basis points. In contrast, interest rates on bonds with longer maturities went unchanged, or rose slightly.

We believe several factors contributed to this interest-rate environment. First, in early 2002, the market expected the Federal Reserve to begin raising rates soon. Then, as signs of economic recovery proved elusive, the market began to anticipate that the Fed would instead remain on hold. At that point, short-term interest rates -- which are the most sensitive to Fed policy -- fell modestly.

Benefiting from stocks' volatility

Also during the past year, equity prices fell by approximately 15%, as investors had significant concerns about the outlook for the economy and corporate earnings. Investors seeking safer alternatives sparked a "flight to quality" that had a positive impact on the bond market, particularly among high-quality government securities. Another factor that has helped to keep interest rates low -- and has been positive for bonds -- is that inflation in the U.S. economy remained quite low, falling from 2.6% to 2.2% over the past 12 months.

Investors' preference for high-quality bonds with attractive yields helped mortgage-backed securities and agency debentures to outperform Treasury securities. Mortgage securities have felt some negative impact from falling interest rates. When homeowners refinance their mortgages at new, lower rates, the mortgages that back these bonds are prepaid -- and must be replaced by new, lower-yielding securities. Declining mortgage rates have accelerated the rate of prepayments, but the very attractive income levels mortgage securities have offered, have provided an adequate cushion.

Factors in our outperformance

Three main factors contributed to the Fund's performance relative to its benchmark, the Lehman Brothers U.S. Aggregate Bond Index. First, the Fund increased its weightings in mortgage-backed securities and similar investments over the year; such bonds generally outperformed Treasuries. Second, the Fund concentrated its holdings in intermediate maturities, and bonds in this range outperformed shorter and longer maturities. Finally, for most of the past year, we positioned the Fund to benefit from declining interest rates by giving the portfolio a slightly longer-than-benchmark duration (interest-rate sensitivity).

A moderately positive outlook

Although the economy may have bottomed, signs of a sustainable and vigorous recovery remain limited. As a result, it appears the Fed will likely keep short-term interest rates low for an extended period -- until it becomes clear that the economy is returning to a stronger level of growth. We also believe that inflation is likely to remain low over the next 6 to 12 months, and may even fall further. These two factors should generally be positive for the bond market.

We will likely continue to emphasize holdings in the mortgage and agency sectors, and in short and intermediate maturities to capitalize on stable Federal Reserve policy. We will also seek to position the Fund appropriately if and when the Fed shows signs of beginning to raise rates.

We thank you for your investment in the Strong Government Securities Fund, and we appreciate the opportunity to help you pursue your financial goals.

Thomas A. Sontag
Portfolio Co-Manager

Ashok Bhatia
Portfolio Co-Manager


Average Annual Total Returns
As of 10-31-02

Investor Class
-----------------------------------------------

          1-year                          6.97%

          5-year                          7.46%

          10-year                         7.81%

          Since Fund Inception            8.48%
          (10-29-86)

Advisor Class/1/
-----------------------------------------------

          1-year                          6.77%

          5-year                          7.16%

          10-year                         7.50%

          Since Fund Inception            8.16%
          (10-29-86)

Institutional Class/2/
-----------------------------------------------

          1-year                          7.45%

          5-year                          7.77%

          10-year                         7.97%

          Since Fund Inception            8.58%
          (10-29-86)

Portfolio Statistics
As of 10-31-02

Investor Class
-----------------------------------------------

          30-day
          annualized yield/3/             2.93%

Advisor Class
-----------------------------------------------

          30-day
          annualized yield/3/             2.83%

Institutional Class
-----------------------------------------------

          30-day
          annualized yield/3/             3.42%

Average effective
maturity/4/                           4.8 years

Average quality rating/5/                   AAA

From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

Fund shares are neither insured nor guaranteed by the U.S. government.

/1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02.

/4/ The Fund's average effective maturity includes the effect of futures, options, swaps, and when-issued securities.

/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper Intermediate U.S. Government Funds Average is an equally weighted performance index of all funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong High-Yield Bond Fund
================================================================================

Effective July 23, 2002, Thomas M. Price is the sole Portfolio Manager of the Fund.

Your Fund's Approach

The Strong High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in lower-quality, high-yield bonds of corporate issuers. The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund will typically maintain a dollar-weighted average effective maturity between five and ten years. The Fund may invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks. The Fund may also invest up to 25% of its net assets in foreign securities.

                    Growth of an Assumed $10,000 Investment+
                            From 12-28-95 to 10-31-02

                              [CHART APPEARS HERE]

                                        Lehman Brothers
              The Strong High-Yield     U.S. High-Yield     Lipper High Current
                    Bond Fund             Bond Index*       Yield Funds Index*
Dec 95             $10,000                $10,000                 $10,000
Jun 96             $11,425                $10,361                 $10,440
Dec 96             $12,724                $11,152                 $11,314
Jun 97             $13,607                $11,801                 $11,968
Dec 97             $14,758                $12,575                 $12,805
Jun 98             $15,652                $13,141                 $13,418
Dec 98             $15,211                $12,810                 $12,795
Jun 99             $15,881                $13,092                 $13,290
Dec 99             $16,399                $13,116                 $13,408
Jun 00             $16,516                $12,958                 $13,151
Dec 00             $15,239                $12,348                 $12,106
Jun 01             $15,436                $12,833                 $12,122
Dec 01             $15,131                $13,000                 $11,980
Jun 02             $13,812                $12,370                 $11,356
Oct 02             $13,171                $11,903                 $10,948

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of December 1995. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

It will come as no surprise to investors in the Strong High-Yield Bond Fund that the past year saw record volatility in the high-yield bond market. The Fund started the period with strong positive performance, but posted losses and underperformed relative to its benchmark, the Lehman Brothers U.S. High-Yield Bond Index, for the year overall.

Challenging times for corporate credits

The impact of the Federal Reserve's aggressive series of interest-rate cuts in 2001 drove the Fund's strong performance early in the period. Because the market anticipated these rate cuts would spur an economic recovery that would boost high-yield bond prices, these securities did well. When the economic recovery was in fact delayed, investors once again sought out higher-quality, less-volatile investment alternatives.

The final nine months of the reporting period--from February through October-- represented one of the worst credit markets ever recorded. This weakness was the result of several factors, but the greatest of these was the increased attention paid to matters of corporate governance, or the lack thereof. Several of the companies that dominated the headlines were large issuers of high-yield debt, and some of that debt was held in the Fund.

In addition, the market was working through problems created by the easy access to the capital markets that marked the late 1990s. In particular, many companies in the telecommunications and utilities industries funded their capacity expansion through high-yield bond offerings. The economic slowdown reduced demand, however, and left much of this new capacity unused. The result in many cases was default on high-yield debt;

in fact, default rates were at historically high levels throughout the period.

Weakness in the high-yield bond market closely paralleled a downturn in the equity market. This is not surprising, as historically high-yield bond prices show greater correlation with stock prices than with interest rates.


Sectors and individual holdings drove performance

Given the difficult environment this year, industry and company selection -- always key to high-yield performance -- took on additional importance. We had overweight positions throughout the period in gaming, packaging, broadcasting, publishing, entertainment, and consumer products. These holdings had a favorable impact on performance.

The telecommunications sector, in contrast, had the most significant negative impact on performance. We entered the year with an overweighting in the sector relative to our benchmark. Over the year, we reduced our exposure to the sector; this included shifting our wireless exposure to investment-grade companies. Unfortunately, our actions did not come quickly enough to offset the impact from the deterioration in this sector. We are now underweighted in telecommunications. Other areas that hurt performance were cable, airlines, and utilities. While we have been reducing our exposure to cable, we remain overweighted relative to the index. Although we underweighted airlines and utilities over the year, weakness among individual holdings had a negative impact on the Fund.

We repositioned the Fund during the past three months, shortly after the Fund's change in management. We did not make significant changes to the portfolio's overall credit quality, but instead worked to diversify our exposure by increasing the number of the Fund's holdings and reducing our weightings in individual credits. These efforts had a positive impact on returns over the last three months of this reporting period.


Signs of improvement ahead

After a challenging period, prices in the high-yield market have been and remain attractive relative to historical levels. We believe a number of factors could help to improve those prices in the coming year. While there is some risk of a double-dip recession, we anticipate that the economy in the coming year will experience growth at a slow to moderate pace -- an environment that would be positive for corporate debt. The default rate should slow as the outlook for earnings improves, and high-yield issuers should be able to reduce their debt levels. In addition, steps to address and resolve corporate governance issues are likely to help to restore investors' confidence and increase their willingness to invest in high-yield bonds.

Thank you for your continued confidence in the Strong High-Yield Bond Fund.


Thomas M. Price
Portfolio Manager


Average Annual Total Returns
As of 10-31-02

Investor Class
----------------------------------------------
          1-year                        -9.14%

          3-year                        -5.91%

          5-year                        -1.60%

          Since Fund Inception           4.11%
          (12-28-95)

Advisor Class/1/
----------------------------------------------
          1-year                        -9.44%

          3-year                        -6.20%

          5-year                        -1.88%

          Since Fund Inception           3.81%
          (12-28-95)

Institutional Class/2/
----------------------------------------------
          1-year                        -8.38%

          3-year                        -5.60%

          5-year                        -1.41%

          Since Fund Inception           4.25%
          (12-28-95)


Portfolio Statistics
As of 10-31-02

Investor Class
-------------------------------------------------
          30-day annualized yield/3/       11.33%

Advisor Class
-------------------------------------------------
          30-day annualized yield/3/       11.32%

Institutional Class
-------------------------------------------------
          30-day annualized yield/3/       11.89%

Average effective maturity/4/           5.9 years

Average quality rating/5/                       B

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.


     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

     The Fund has a redemption fee of 1.00% against shares that are held for fewer than six months.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 7-31-01 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02. For Advisor Class shares, the advisor has temporarily absorbed expenses of 0.13%. Otherwise, the current yield would have been 11.19%, and returns would have been lower.

/4/ The Fund's average effective maturity includes the effect of when-issued securities.

/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers U.S. High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Bond Fund

Effective July 23, 2002, Thomas M. Price and Thomas A. Sontag are the Portfolio Co-Managers of the Fund.

Your Fund's Approach

The Strong Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in bonds, including short- and intermediate-term corporate, mortgage- and asset-backed, and U.S. government (and its agencies) bonds. The Fund invests primarily in higher- and medium-quality bonds (e.g., bonds rated BBB and higher by S&P).
The Fund's dollar-weighted average effective maturity will normally be between one and three years. The Fund may also invest up to 25% of its net assets in lower-quality, high-yield bonds (e.g., bonds rated BB to C by S&P) with positive or improving credit fundamentals. The Fund may also invest up to 25% of its net assets in foreign securities.


                    Growth of an Assumed $10,000 Investment+
                            From 8-31-87 to 10-31-02

                              [CHART APPEARS HERE]


                             Lehman Brothers
              The Strong      U.S. 1-3 Year         Lipper Short
              Short-Term    Government/Credit     Investment Grade
              Bond Fund        Bond Index*       Debt Funds Average*

Aug 87          $10,000          $10,000              $10,000
Aug 88          $11,052          $10,723              $10,711
Aug 89          $12,197          $11,750              $11,752
Aug 90          $12,537          $12,822              $12,631
Aug 91          $13,882          $14,235              $13,938
Aug 92          $15,772          $15,681              $15,312
Aug 93          $16,961          $16,576              $16,271
Aug 94          $17,212          $16,871              $16,471
Aug 95          $18,382          $18,138              $17,591
Aug 96          $19,676          $19,096              $18,438
Aug 97          $21,427          $20,451              $19,741
Aug 98          $22,585          $21,934              $21,000
Aug 99          $23,418          $22,818              $21,677
Aug 00          $24,868          $24,145              $22,892
Aug 01          $27,124          $26,569              $24,983
Aug 02          $26,371          $28,292              $25,969
Oct 02          $26,476          $28,575              $26,143


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


In the face of one of the most difficult environments for corporate bonds ever recorded, the Fund posted disappointing results for the year ended October 31, 2002. Since assuming management of the Fund this summer, we have sought to stabilize the Fund's share price and improve its overall credit profile, with the goal of bringing performance back in line with its more favorable long-term record.


Many factors driving the market

Over the past year, the Federal Reserve exercised its power over monetary policy in an effort to stimulate the economy. In dropping the Federal Funds target rate to 1.75% early in the period, the Fed drove yields on two-year Treasury notes down to similar levels.

Unfortunately, these rate cuts did not appear to have the desired impact on the U.S. economy, and recovery remained elusive. As a result, the impact of the cuts on the corporate bond market were decidedly mixed. Given the persistent economic uncertainty, the cost of credit for many companies actually went up over the year. This rising credit cost affected not only the industries whose troubles have grabbed the headlines, such as technology and telecommunications, but also such stalwarts as leaders in the automotive industry.

Further pressure on the corporate bond market came from revelations of wrongdoing and lapses in corporate governance among many high-profile companies. Both the number of cases and the extent of the questionable accounting shook the market's confidence in companies and the markets themselves. Rating agencies responded to the weakened economy and the prevalence of questionable accounting with a record number of downgrades of investment-grade companies.


Steps to help manage risk

In general, the higher the credit quality, the better the price performance of individual bonds over the past year. Because one of the Fund's core strategies has been to invest some of its assets in lower-quality corporate bonds, the weak performance of these bonds has had an impact on our performance.

While we have not abandoned our strategy of investing in some lower-quality debt in an effort to improve the Fund's yield, we have made a conscious effort to upgrade the overall quality of the portfolio. We have already accomplished much of this work, reducing the Fund's position in BBB-rated debt -- the lowest tier of investment-grade debt -- to 12.4% of assets as of October 31, down from 20.7% at the end of June.

In addition, in the same period of time, we have been able to raise the average credit quality of the portfolio to AA (up from A). This represents the Fund's highest-quality profile since its inception. We have also worked to improve the level of diversification in the portfolio, a step we consider prudent as challenging conditions still face the corporate bond market.


Anticipating recovery in the corporate market

Although the economic recovery -- and improvement in corporate earnings -- has been delayed, we remain confident that it will come. Respective government officials are working to apply appropriate policies on both the fiscal and monetary front, and we trust that these efforts will, in time, have their desired effect. In the meantime, we believe that the steps we have taken with respect to the portfolio should help to improve results, both now and in the more favorable conditions we anticipate in the future.

We are focusing our efforts on structuring the Fund to help you pursue your important financial goals. Thank you for your investment and continued confidence in the Strong Short-Term Bond Fund.


Thomas M. Price
Portfolio Co-Manager

Thomas A. Sontag
Portfolio Co-Manager


Average Annual Total Returns
As of 10-31-02

Investor Class
------------------------------------------------------

          1-year                                -1.56%

          5-year                                 4.20%

          10-year                                5.42%

          Since Fund Inception                   6.63%
          (8-31-87)

Advisor Class/1/
------------------------------------------------------

          1-year                                -1.89%

          5-year                                 3.91%

          10-year                                5.12%

          Since Fund Inception                   6.33%
          (8-31-87)

Institutional Class/2/
------------------------------------------------------

          1-year                                -1.14%

          5-year                                 4.50%

          10-year                                5.57%

          Since Fund Inception                   6.73%
          (8-31-87)


Portfolio Statistics
As of 10-31-02

Investor Class
------------------------------------------------------

          30-day annualized yield/3/             4.27%

Advisor Class
------------------------------------------------------

          30-day annualized yield/3/             4.07%

Institutional Class
------------------------------------------------------

          30-day annualized yield/3/             4.55%

          Average effective maturity/4/      2.2 years

          Average quality rating/5/                 AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.


     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02.

/4/  The Fund's average effective maturity includes the effect of futures.

/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Average represents funds that invest at least 65 percent of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Inc.

Strong Short-Term High Yield Bond Fund
================================================================================

Effective July 23, 2002, Thomas M. Price is the sole Portfolio Manager of the Fund.


Your Fund's Approach

The Strong Short-Term High Yield Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in short- and intermediate-term, lower-quality, high-yield bonds of corporate issuers. Lower-quality bonds are those rated in the fifth-highest category (e.g., bonds rated BB through C by S&P). The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund's dollar-weighted average effective maturity will normally be between one and three years. The Fund may also invest up to 25% of its net assets in foreign securities.


                    Growth of an Assumed $10,000 Investment+
                            From 6-30-97 to 10-31-02

                              [CHART APPEARS HERE]

                 The Strong
                 Short-Term      Short-Term      Lipper High
                 High Yield      High Yield     Current Yield
                 Bond Fund     Bond Index II*    Funds Index*
Jun  97           $10,000         $10,000          $10,000
Dec  97           $10,777         $10,502          $10,699
Jun  98           $11,324         $10,933          $11,211
Dec  98           $11,680         $10,993          $10,691
Jun  99           $12,074         $11,347          $11,104
Dec  99           $12,301         $11,568          $11,202
Jun  00           $12,572         $11,599          $10,988
Dec  00           $12,919         $11,440          $10,115
Jun  01           $13,165         $12,592          $10,128
Dec  01           $12,865         $12,714          $10,009
Jun  02           $12,479         $12,338          $ 9,488
Oct  02           $12,593         $12,073          $ 9,147

+This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Short-Term High Yield Bond Index II and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

 The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or
 (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In an environment that was mostly challenging for high-yield bonds, the Fund performed in line with its benchmark, the Short-Term High Yield Bond Index II, over the past 12 months, and its returns outpaced those of the broader high-yield market. The Fund is designed to outperform in a weak high-yield market, so this relative strength against the broader market is in keeping with expectations.

A good start, followed by challenges

At the start of the reporting period (in late 2001), the Fund benefited from a relatively favorable climate, as the market anticipated that aggressive interest-rate cuts from the Federal Reserve would stimulate an economic recovery. Unfortunately, this rebound did not materialize, and the remainder of the period was marked by a historically weak credit market. Other factors exacerbated this slump, including the exposure of a number of cases of questionable corporate accounting practices, high rates of default, and depressed stock prices.

Given these poor market conditions, banks tightened lending standards; all but the strongest companies had difficulty issuing new bonds. These circumstances had impact even on the short-term segment of the high-yield market.

Changes to address volatility

When investing in high-yield debt, performance largely depends on industry and company selection; this is even more strongly the case in a difficult credit market. During the period, we had exposure to a few bonds issued by telecommunications and cable companies that significantly declined in value. This caused the Fund's share price to be more volatile than desired, particularly during the spring and summer months. Since that time, we have restructured our holdings in those industries in an effort to keep volatility within more reasonable bounds.

The remainder of the portfolio, however, largely performed within our expectations. We have kept the portfolio's overall credit quality above the high-yield market average. The Fund's investment approach continues to feature two areas of focus. First, we look for short-maturity bonds that have strong liquidity -- that is, companies with cash or bank-line availability that will enable them to retire the bonds.

Second, we carefully select high-coupon callable paper from companies that have access to the financial markets; these bonds are likely to be refinanced at lower coupon rates.

Potential for better performance ahead

Despite the difficult period we have just completed, we have a positive outlook for the Fund. We anticipate that the economy will experience slow to moderate growth in the months ahead. This climate should lead to lower default rates and improved corporate earnings. We also believe we are nearing the end of the revelations of corporate governance issues that have weighed heavily on the market. If we are correct, we believe high-yield bond prices should improve.

Thank you for your continued investment and confidence in the Strong Short-Term High Yield Bond Fund.

Thomas M. Price

Portfolio Manager

Average Annual Total Returns

As of 10-31-02

Investor Class
---------------------------------------
   1-year                        -0.42%
   3-year                         0.91%
   5-year                         3.73%
   Since Fund Inception           4.42%
   (6-30-97)

Advisor Class/1/
---------------------------------------
   1-year                        -0.68%
   3-year                         0.62%
   5-year                         3.42%
   Since Fund Inception           4.10%
   (6-30-97)

Portfolio Statistics

As of 10-31-02

Investor Class
---------------------------------------
     30-day
     annualized yield/2/          6.74%

Advisor Class
---------------------------------------
     30-day
annualized yield/2/               6.71%

Average
effective maturity            1.5 years

Average quality rating/3/            BB

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

 From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02.

/3/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Short-Term High Yield Bond Index II is a market-value-weighted blend of the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index, and the Merrill Lynch High Yield U.S. Corporates, Cash-Pay, B-Rated, 1-5 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to five years, which more closely approximates the performance of the Strong Short-Term High Yield Bond Fund. The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Short-Term High Yield Bond Index II is Bloomberg. Source of the Lipper index is Lipper Inc.

Bond Glossary
================================================================================

Bond Quality Ratings -- There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity -- This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average "effective maturity," a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity -- Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration -- Duration is similar to maturity, but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest-rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread -- The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield -- Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve -- The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 2002
--------------------------------------------------------------------------------
                           STRONG CORPORATE BOND FUND

                                                    Shares or
                                                    Principal           Value
                                                     Amount            (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 89.9%
@ Entertainment, Inc. Senior Discount Notes,
  Series B, Zero %, Due 2/01/09
  (Rate Reset Effective 2/01/04) (b)               $15,100,000      $ 2,642,500
AOL Time Warner, Inc. Bonds,
  7.625%, Due 4/15/31                                2,450,000        2,227,265
AT&T Corporation Bonds,
  6.50%, Due 3/15/29                                 7,805,000        6,735,574
AT&T Corporation Senior Notes:
  6.50%, Due 11/15/06                                3,000,000        3,003,147
  8.00%, Due 11/15/31                                9,080,000        8,699,775
AT&T Wireless Services, Inc. Senior Notes:
  7.875%, Due 3/01/11                                3,400,000        2,963,147
  8.75%, Due 3/01/31                                 9,345,000        7,495,867
Albertson's, Inc. Senior Notes:
  7.50%, Due 2/15/11                                 3,075,000        3,533,221
  8.00%, Due 5/01/31                                 3,800,000        4,427,182
Allfirst Financial, Inc. Subordinated Notes,
  6.875%, Due 6/01/09                                4,500,000        4,826,840
Amerada Hess Corporation Bonds:
  6.65%, Due 8/15/11                                 2,000,000        2,189,558
  7.125%, Due 3/15/33                                8,400,000        8,687,095
Anadarko Petroleum Corporation Notes:
  5.375%, Due 3/01/07                                2,500,000        2,671,377
  6.125%, Due 3/15/12                                4,800,000        5,182,651
Beaver Valley Funding Corporation
  Debentures, 8.625%, Due 6/01/07                    7,808,000        8,114,932
Boise Cascade Corporation Medium-Term
  Notes, Tranche #55,
  7.315%, Due 6/15/09 (g)                            5,900,000        5,779,121
Brascan Corporation Yankee Notes,
  7.125%, Due 6/15/12                                2,150,000        2,099,243
British Telecom PLC Yankee Bonds,
  8.875%, Due 12/15/30                              12,750,000       15,442,290
Burlington Northern Santa Fe Corporation
  Debentures, 8.125%, Due 4/15/20                    5,250,000        6,245,752
Burlington Resources Finance Company
  Guaranteed Yankee Bonds:
  7.20%, Due 8/15/31                                 3,625,000        3,975,635
  7.40%, Due 12/01/31                                4,800,000        5,391,533
CILCORP, Inc. Senior Bonds:
  8.70%, Due 10/15/09                                3,500,000        3,296,923
  9.375%, Due 10/15/29                               4,500,000        3,880,278
CSX Corporation Notes, 6.30%, Due 3/15/12            6,000,000        6,399,042
CalEnergy, Inc. Senior Notes,
  7.63%, Due 10/15/07                               12,000,000       13,393,080
Canadian National Railways Yankee Notes,
  6.375%, Due 10/15/11                               4,000,000        4,431,560
Capital One Bank Medium-Term Senior
  Notes, Tranche #00113, 6.50%, Due 7/30/04          2,650,000        2,443,162
Capital One/Capital I Floating Rate
  Subordinated Capital Income Securities,
  3.3725%, Due 2/01/27 (b)                           2,000,000        1,136,114
Cendant Corporation Notes,
  6.875%, Due 8/15/06                                2,000,000        1,991,630
Citizens Communications Company Senior
  Notes, 9.00%, Due 8/15/31                          7,975,000        7,678,888
Coastal Corporation Senior Debentures,
  7.75%, Due 10/15/35                                5,100,000        3,323,359
Comcast Cable Communications, Inc.
  Senior Notes:
  6.20%, Due 11/15/08                                5,100,000        4,872,632
  6.875%, Due 6/15/09                                3,000,000        2,915,142
Continental Airlines, Inc. Pass-Thru
  Certificates, Series 1998-2, Class 2B,
  6.465%, Due 10/15/04 (g)                           1,281,903          898,065
Cox Communications, Inc. Notes:
  7.125%, Due 10/01/12                               5,350,000        5,537,352
  7.75%, Due 11/01/10                                1,100,000        1,178,616
Deutsche Telekom International Finance BV
  Yankee Notes, 9.25%, Due 6/01/32                   5,500,000        6,506,390
Devon Energy Corporation Senior
  Debentures, 7.95%, Due 4/15/32                     7,255,000        8,439,843
Devon Financing Corporation ULC Notes,
  6.875%, Due 9/30/11                                8,400,000        9,337,684
Dominion Resources, Inc. Notes,
  6.25%, Due 6/30/12                                 4,950,000        5,049,396
EOP Operating LP Notes:
  6.625%, Due 3/15/12                                4,100,000        4,333,737
  6.75%, Due 2/15/12                                 4,700,000        4,901,606
  6.95%, Due 3/02/11                                 4,100,000        4,393,892
Energy East Corporation Notes,
  6.75%, Due 6/15/12                                 2,975,000        3,184,151
Federated Department Stores Senior Notes,
  6.625%, Due 4/01/11                                2,800,000        2,964,175
Fidelity National Financial, Inc. Notes,
  7.30%, Due 8/15/11                                 2,750,000        2,880,510
First Nationwide Bank Subordinated
  Debentures, 10.00%, Due 10/01/06                   3,460,000        4,154,553
Ford Motor Company Debentures,
  6.375%, Due 2/01/29                                9,455,000        6,337,564
Ford Motor Company Global Landmark
  Securities, 7.45%, Due 7/16/31                     3,800,000        2,910,374
Ford Motor Credit Company Floating Rate
  Notes, 2.0194%, Due 3/13/07                        4,450,000        3,669,670
France Telecom SA Variable Rate Yankee
   Notes:
  9.25%, Due 3/01/11                                 5,800,000        6,410,566
  10.00%, Due 3/01/31                                3,250,000        3,681,850
GS Escrow Corporation Senior Notes,
  7.125%, Due 8/01/05                                3,635,000        3,940,820
General Mills, Inc. Notes,
  5.125%, Due 2/15/07                                8,000,000        8,409,576
HCA, Inc. Notes, 7.125%, Due 6/01/06                 5,350,000        5,627,248
Health Care Property Investors, Inc. Senior
  Note, 6.450%, Due 6/25/12                          4,000,000        4,048,188
Hyatt Equities LLC Notes,
  6.875%, Due 6/15/07 (b)                            7,500,000        7,255,763
IPALCO Enterprises, Inc. Notes,
  7.375%, Due 11/14/08                               3,000,000        2,523,492
International Paper Company Notes,
  6.75%, Due 9/01/11                                 7,650,000        8,391,813
KN Capital Trust I Pass-Thru Securities,
  Series B, 8.56%, Due 4/15/27                      13,600,000       13,173,844
Kerr-McGee Corporation Notes,
  6.875%, Due 9/15/11                                6,810,000        7,644,538
Koninklijke KPN NV Senior Yankee Notes,
  7.50%, Due 10/01/05                                5,500,000        5,990,820
Koninklijke KPN NV Yankee Notes,
  8.375%, Due 10/01/30                               4,780,000        5,435,290
Korea Electric Power Company Yankee Notes,
  4.25%, Due 9/12/07 (b)                             5,600,000        5,609,481
Kroger Company Notes, 6.75%, Due 4/15/12             9,200,000       10,013,216
Liberty Property LP Senior Notes,
  7.25%, Due 3/15/11                                 7,785,000        8,473,513
Lockheed Martin Corporation Bonds,
  8.50%, Due 12/01/29                               11,580,000       14,969,234

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------
                     STRONG CORPORATE BOND FUND (continued)

                                                    Shares or
                                                    Principal           Value
                                                     Amount            (Note 2)
--------------------------------------------------------------------------------
MBNA Corporation Senior Medium-Term
   Notes, Series F, 7.50%, Due 3/15/12              $4,100,000        $4,178,404
Meadwestvaco Corporation Notes,
   6.85%, Due 4/01/12                                3,900,000         4,128,166
Meritor Automotive, Inc. Notes,
   6.80%, Due 2/15/09                                3,040,000         2,784,731
National Rural Utilities Cooperative Finance
   Corporation Notes:
   5.75%, Due 8/28/09                                4,050,000         4,166,867
   6.50%, Due 3/01/07                                3,000,000         3,235,725
New Plan Excel Realty Trust, Inc. Senior
   Notes, 5.875%, Due 6/15/07                        4,100,000         4,277,432
News America Holdings, Inc. Debentures,
   8.25%, Due 8/10/18                                4,000,000         3,909,688
News America Holdings, Inc. Senior
   Debentures:
   7.70%, Due 10/30/25                               2,800,000         2,529,923
   9.25%, Due 2/01/13                                3,682,000         4,168,551
News America, Inc. Guaranteed Debentures,
   7.25%, Due 5/18/18                                3,500,000         3,219,405
News America, Inc. Guaranteed Senior
   Debentures, 7.625%, Due 11/30/28                    325,000           299,293
Niagara Mohawk Power Corporation Senior
   Notes:
   5.375%, Due 10/01/04                              6,350,000         6,603,676
   7.625%, Due 10/01/05                              5,999,636         6,563,782
Norfolk Southern Corporation Notes,
   7.80%, Due 5/15/27                                4,000,000         4,627,608
Norfolk Southern Corporation Senior Notes,
   6.75%, Due 2/15/11                                3,000,000         3,345,120
Northrop Grumman Corporation Debentures,
   7.75%, Due 3/01/16                                6,195,000         7,314,145
Occidental Petroleum Corporation Senior
   Notes, 8.45%, Due 2/15/29                         5,200,000         6,411,106
Ocean Energy, Inc. Senior Notes,
   4.375%, Due 10/01/07                              3,750,000         3,794,505
Park Place Entertainment Corporation Senior
   Notes:
   7.00%, Due 7/15/04                                3,600,000         3,632,940
   8.50%, Due 11/15/06                               5,000,000         5,205,430
Pemex Project Funding Master Trust Notes,
   8.00%, Due 11/15/11 (b)                           4,000,000         4,130,000
Petroleos Mexicanos Guaranteed Notes,
   8.85%, Due 9/15/07                                2,500,000         2,750,000
Phelps Dodge Corporation Bonds:
   8.75%, Due 6/01/11                                2,400,000         2,416,202
   9.50%, Due 6/01/31                                1,630,000         1,585,392
Principal Life Global Funding I
   Medium-Term Notes, Tranche #12,
   5.125%, Due 6/28/07 (b)                           8,150,000         8,673,401
Progress Energy, Inc. Senior Notes,
   7.75%, Due 3/01/31                                4,000,000         3,942,960
Raytheon Company Debentures:
   6.30%, Due 3/15/05                                4,625,000         4,837,084
   7.20%, Due 8/15/27                                7,097,000         7,282,984
Republic of Poland Yankee Notes,
   6.25%, Due 7/03/12                                2,325,000         2,528,438
RJ Reynolds Tobacco Holdings, Inc. Notes,
   Series B, 7.75%, Due 5/15/06                      4,530,000         4,890,692
Safeway, Inc. Notes:
   4.80%, Due 7/16/07                                2,000,000         2,076,800
   5.80%, Due 8/15/12                                4,000,000         4,195,820
Sears Roebuck Acceptance Corporation Bonds,
   7.00%, Due 6/01/32                                3,260,000         2,725,917
Simon Property Group LP Notes,
   6.35%, Due 8/28/12 (b)                            4,000,000         4,131,388
Southern Natural Gas Company Notes,
   7.35%, Due 2/15/31                                3,100,000         2,674,618
Sovereign Bancorp, Inc. Senior Notes,
   10.25%, Due 5/15/04                               3,300,000         3,498,000
Sprint Capital Corporation Guaranteed
   Senior Notes, 6.875%, Due 11/15/28                3,660,000         2,432,597
Sprint Capital Corporation Notes:
   6.00%, Due 1/15/07                                4,055,000         3,275,394
   6.375%, Due 5/01/09                              13,400,000        10,512,273
TRW, Inc. Notes:
   7.125%, Due 6/01/09                               3,250,000         3,444,880
   7.625%, Due 3/15/06                               3,300,000         3,608,547
Target Corporation Notes,
   6.35%, Due 11/1/32                                3,750,000         3,803,033
Tele-Communications, Inc. Debentures,
   7.875%, Due 8/01/13                               8,600,000         8,747,843
Tele-Communications, Inc. Senior Notes,
   7.25%, Due 8/01/05                                6,085,000         6,004,921
Tenet Healthcare Corporation Senior Notes,
   6.375%, Due 12/01/11                              4,000,000         3,860,400
Texas Eastern Transmission Corporation
   Senior Bonds, 7.00%, Due 7/15/32                  8,600,000         8,733,859
Texas Utilities Company Senior Notes,
   Series C, 6.375%, Due 1/01/08                     5,075,000         4,065,045
Time Warner Entertainment Company LP
   Senior Notes:
   8.875%, Due 10/01/12                              3,850,000         4,237,056
   10.15%, Due 5/01/12                               5,015,000         5,732,466
Time Warner, Inc. Debentures,
   6.625%, Due 5/15/29                               3,130,000         2,552,584
Transocean Sedco Forex Corporation Notes,
   6.75%, Due 4/15/05                                9,700,000        10,341,277
Tricon Global Restaurants, Inc. Senior Notes:
   7.45%, Due 5/15/05                                4,900,000         5,138,875
   7.65%, Due 5/15/08                                2,515,000         2,615,600
Tyson Foods, Inc. Notes:
   6.625%, Due 10/01/04                              3,200,000         3,383,040
   7.25%, Due 10/01/06                               4,880,000         5,305,233
UST, Inc. Notes, 6.625%, Due 7/15/12 (b)             3,340,000         3,558,353
Union Pacific Corporation Debentures:
   6.50%, Due 4/15/12                                3,950,000         4,364,936
   6.625%, Due 2/01/29                               2,890,000         3,038,159
United Mexican States Medium-Term Yankee
   Bonds, Series A, 8.30%, Due 8/15/31               4,000,000         3,980,000
United Mexican States Yankee Notes,
   7.50%, Due 1/14/12                               13,500,000        14,090,625
Univision Communications, Inc. Guaranteed
   Notes, 7.85%, Due 7/15/11                         4,440,000         4,731,073
Valero Energy Corporation Notes,
   7.375%, Due 3/15/06                               6,000,000         6,006,900
WMX Technologies, Inc. Bonds,
   7.10%, Due 8/01/26                                3,000,000         3,028,929
WPD Holdings UK Notes,
   7.375%, Due 12/15/28 (b)                          4,750,000         4,365,735
Washington Mutual Capital Bonds,
   8.375%, Due 6/01/27                               5,705,000         5,948,678
Weyerhaeuser Company Notes:
   5.95%, Due 11/1/08                                9,510,000         9,869,830
   6.125%, Due 3/15/07                               1,800,000         1,899,517
Zions Bancorp Subordinated Notes,
   6.50%, Due 10/15/11                               4,925,000         5,203,804
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $682,842,750)                            680,990,000
--------------------------------------------------------------------------------

14

--------------------------------------------------------------------------------

                     STRONG CORPORATE BOND FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 1.1%
Bear Stearns Mortgage Securities, Inc.
  Principal Only Mortgage Pass-Thru
  Certificates, Series 1995-1, Class 2-P,
  Zero %, Due 7/25/10 (g)                       $    210,290      $    200,103

Golden National Mortgage Asset-Backed
  Certificates, Series 1998-GNI, Class M-2,
  8.02%, Due 2/25/27                               3,926,204         4,237,469

Mid-State Trust VI Asset-Backed Notes,
  Series 6, Class A-2, 7.40%, Due 7/01/35          2,195,495         2,365,233

Salomon Brothers Mortgage Securities VII,
  Inc. Mortgage Pass-Thru Certificates, Series
  1997-A, Class B3, 7.3887%, Due 10/01/25
  (Acquired 6/09/97; Cost $1,593,010) (b) (g)      1,784,146         1,750,693

Small Business Administration Guaranteed
  Loan Pool #40013, Interest Only Strips,
  2.419%, Due 9/30/17 (g)                          1,117,637            27,941
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $8,541,783)                          8,581,439
--------------------------------------------------------------------------------
United States Government &
  Agency Issues 3.7%
FHLMC Participation Certificates:
  14.00%, Due 9/01/12                                 11,879            14,581
  14.75%, Due 3/01/10                                  3,703             4,494

FNMA Guaranteed Mortgage Pass-Thru
  Certificates, 13.50%, Due 4/01/11                   14,474            17,237

GNMA Guaranteed Pass-Thru Certificates,
  15.00%, Due 8/15/11 thru 8/15/12                    35,466            43,908

United States Treasury Bonds,
  5.375%, Due 2/15/31                              7,355,000         7,765,563

United States Treasury Notes:
  3.25%, Due 8/15/07                                 660,000           675,392
  4.375%, Due 8/15/12                             15,830,000        16,438,474
  4.75%, Due 11/15/08                              2,900,000         3,150,807
--------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $27,672,625)                                  28,110,456
--------------------------------------------------------------------------------
Preferred Stocks 0.9%
Centaur Funding Corporation 9.08%
  Series B (b)                                         4,800         4,182,000
Parmalat Capital Finance 4.15% Series B (g)          253,000         2,783,000
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $11,192,406)                            6,965,000
--------------------------------------------------------------------------------

Short-Term Investments (a) 2.0%
Corporate Notes 1.5%
Univision Network Holding LP Subordinated
  Notes, 7.00%, Due 12/17/02 (h)                $  6,655,000        11,240,961

Repurchase Agreements 0.4%
State Street Bank (Dated 10/31/02), 1.50%,
  Due 11/01/02 (Repurchase Proceeds
  $2,847,118); Collateralized by: United
  States Government & Agency Issues (d)            2,847,000         2,847,000
                                                                  ------------
                                                                    14,087,961
United States Government Issues 0.1%
United States Treasury Bills,
  Due 12/19/02 thru 1/23/03 (c)                      885,000           882,742
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $14,945,796)                     14,970,703
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $745,195,360) 97.6%          739,617,598
Other Assets and Liabilities, Net 2.4%                              17,686,591
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $757,304,189
================================================================================
--------------------------------------------------------------------------------
FUTURES
--------------------------------------------------------------------------------
                                                 Underlying       Unrealized
                                    Expiration  Face Amount       Appreciation/
                                       Date       at Value        (Depreciation)
--------------------------------------------------------------------------------
Purchased:
456 Five-Year U.S. Treasury Notes     12/02     $ 51,862,875      $    674,671

Sold:
245 Two-Year U.S. Treasury Notes      12/02      (52,717,109)         (564,869)
192 Ten-Year U.S. Treasury Notes      12/02      (22,026,000)          130,356
348 U.S. Treasury Bonds               12/02      (38,508,375)        1,044,740

--------------------------------------------------------------------------------
                       STRONG GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
United States Government &
  Agency Issues 101.3%
FHA Insured Project Loan 956-55054,
  2.93%, Due 11/01/12                           $  2,822,831      $  2,344,714
FHLMC Adjustable Rate Participation
  Certificates:
  Pool #611023, 5.373%, Due 10/01/26               3,566,680         3,695,911
  Pool #786823, 6.082%, Due 7/01/29               24,105,137        25,105,090
  Pool #865496, 6.454%, Due 5/01/26                  964,749         1,003,126
  Series 1582, 5.00%, Due 9/15/08                  9,694,511         9,936,825
  Series T-28, 1.975%, Due 9/25/30                45,081,407        45,251,387
  Series T-32, 1.90%, Due 3/25/21                  1,097,916         1,098,597
  Series T-35, Class A, 1.97%, Due 9/25/31         8,209,941         8,220,629
FHLMC Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru
  Certificates:
  1.93%, Due 10/25/32                             19,050,998        19,030,161
  1.9638%, Due 12/25/32                           25,000,000        25,000,976
  5.00%, Due 11/25/17                             15,728,515        16,121,728
FHLMC Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Securities, 9.50%, Due 9/17/22        16,160,750        18,463,657
FHLMC Guaranteed Real Estate Mortgage
  Participation Certificates:
  8.00%, Due 4/15/21                               5,203,780         5,489,978
  8.50%, Due 5/15/06                               1,529,543         1,556,961
  9.30%, Due 7/15/21                                 623,992           644,195
  10.00%, Due 10/15/19                               397,655           415,258
  Series T-42, Class A6, 9.50%, Due 2/25/42       14,657,031        16,562,446
FHLMC Guaranteed Variable Rate
  Participation Certificates, Series T-15,
  Class A6, 2.03%, Due 11/25/28                    4,205,723         4,214,934
FHLMC Interest Only Adjustable Rate
  Participation Certificates, Series T-35,
  Class S, 2.50%, Due 1/25/04                    170,000,000         3,413,282
FHLMC Interest Only Participation
  Certificates, 8.50%, Due 10/01/13              255,000,000         6,574,232
FHLMC Medium-Term Notes:
  4.125%, Due 1/17/06                             10,000,000        10,223,710
  5.00%, Due 3/13/07                              10,000,000        10,119,140
FHLMC Notes:
  3.25%, Due 1/15/04                              32,500,000        33,144,442
  3.50%, Due 9/15/07                              26,210,000        26,621,392
  4.00%, Due 10/29/07                             21,580,000        22,083,958
  5.125%, Due 7/15/12                             40,535,000        42,448,617
  5.50%, Due 7/15/06                              29,735,000        32,576,952
  5.75%, Due 3/15/09                               9,955,000        11,069,990
  6.00%, Due 6/15/11                              16,800,000        18,792,934
  6.625%, Due 9/15/09                             22,000,000        25,614,798

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                 STRONG GOVERNMENT SECURITIES FUND (continued)

                                                 Shares or
                                                 Principal            Value
                                                  Amount             (Note 2)
                                                ------------       ------------
FHLMC Participation Certificates:
  6.00%, Due 9/25/32 (e)                        $ 80,280,000       $ 82,312,087
  6.25%, Due 9/15/22                               3,685,000          3,793,364
  6.50%, Due 1/15/21                               4,540,000          4,717,408
  6.775%, Due 11/01/03                               795,737            829,680
  7.00%, Due 1/25/21                               1,047,106          1,093,948
  7.083%, Due 1/01/26                                566,265            596,402
  7.20%, Due 10/01/06                             14,824,425         16,802,560
  7.25%, Due 7/01/08                                 152,995            153,547
  7.26%, Due 6/01/06                               6,296,832          6,971,790
  7.50%, Due 12/01/11                             61,894,800         66,488,558
  8.00%, Due 7/01/08 thru 2/01/17                  6,437,519          6,865,880
  8.50%, Due 10/01/05 thru 5/11/17                 7,597,979          8,095,529
  9.00%, Due 9/15/05 thru 11/01/18                 7,573,848          8,357,299
  9.50%, Due 4/01/07 thru 4/01/25                  1,974,892          2,161,501
  10.00%, Due 10/01/05 thru 2/17/25               21,098,365         24,113,983
  10.50%, Due 8/01/19 thru 8/01/20                 1,672,032          1,939,987
  14.00%, Due 2/01/12 thru 11/01/12                    3,100              3,770
  14.50%, Due 3/01/11 thru 12/01/11                    2,068              2,521
  14.75%, Due 8/01/11                                    426                526
  15.00%, Due 8/01/11                                 13,849             17,159
FHLMC Structured Pass-Thru Securities:
  Series T-22, Class A7, 1.98%,
  Due 11/25/29                                    12,265,507         12,313,933
  Series T-23, Class A, 1.97%,
  Due 5/25/30                                     19,213,841         19,227,540
  Series T-31, Class A7, 1.955%,
  Due 5/25/31                                     60,246,733         60,249,769
FNMA Grantor Trust Variable Rate
  Certificates, Series 2002-T12, Class A5,
  6.0134%, Due 10/25/41                           15,826,686         16,420,187
FNMA Guaranteed Real Estate Mortgage
  Adjustable Rate Mortgage Certificates:
  Pool #103102, 4.216%, Due 3/01/18                1,465,879          1,498,450
  Pool #382476, 3.965%, Due 6/01/07               14,635,388         14,635,388
  Pool #457277, 7.302%, Due 10/01/27               8,779,979          9,337,759
  Pool #530074, 6.984%, Due 3/01/30                  462,480            486,783
  Pool #534738, 5.395%, Due 5/01/27                3,117,638          3,237,209
  Pool #538435, 5.528%, Due 7/01/26                1,945,914          2,031,175
  Pool #545117, 6.80%, Due 12/01/40                7,150,360          7,431,477
  Pool #54844, 4.256%, Due 9/01/27                 7,848,713          8,042,696
  Pool #66414, 6.457%, Due 9/01/28                 6,503,406          6,714,767
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Interest Only
  Pass-Thru Certificates, 3.50%,
  Due 3/25/04                                     68,334,000          2,498,462
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru
  Certificates:
  5.00%, Due 7/01/06                              25,963,518         26,652,585
  5.50%, Due 8/25/17 thru 9/28/32 (e)            138,290,000        141,180,981
  5.60%, Due 5/01/04 thru 11/01/05                 1,037,925          1,076,381
  6.00%, Due 10/25/18 (e)                         62,185,000         64,518,842
  6.125%, Due 11/25/03                               203,161            209,253
  6.15%, Due 3/01/08                               1,440,176          1,587,374
  6.226%, Due 12/01/08                            39,871,335         44,208,379
  6.292%, Due 5/01/05                              8,920,740          9,492,535
  6.32%, Due 8/15/08                              11,500,000         12,479,103
  6.49%, Due 1/01/08                               4,066,572          4,535,263
  6.50%, Due 09/25/32 (e)                         57,160,000         59,115,947
  6.695%, Due 8/01/05                              9,719,972         10,297,903
  6.79%, Due 11/01/07                             10,129,852         11,288,610
  6.99%, Due 7/01/09                                 630,063            725,912
  7.00%, Due 9/01/07 thru 6/25/22                  9,919,861         10,655,324
  7.17%, Due 10/01/09                              4,252,135          4,953,998
  7.18%, Due 10/01/09                              3,372,933          3,931,855
  7.50%, Due 12/01/03 thru 7/01/15                 1,780,229          1,815,373
  8.00%, Due 4/01/17 thru 11/01/26                17,209,712         18,686,886
  8.50%, Due 7/01/10 thru 5/01/26                 14,441,757         15,674,468
  8.75%, Due 1/01/10 thru 1/25/21                  1,871,222          2,066,856
  9.00%, Due 11/01/12 thru 7/01/28                19,123,054         21,139,279
  9.20%, Due 12/25/19                              1,901,458          2,139,179
  9.25%, Due 4/25/18                                 454,368            514,095
  9.40%, Due 10/25/19                              1,469,496          1,658,021
  9.50%, Due 6/01/05 thru 7/25/41                 81,327,594         90,307,826
  10.00%, Due 3/25/19 thru 12/01/20               13,006,865         14,957,898
  10.10%, Due 2/25/18                              1,139,249          1,308,711
  11.00%, Due 2/01/19 thru 10/15/20                2,548,037          2,941,832
  11.50%, Due 2/01/19                                729,673            850,662
  12.00%, Due 7/15/14 thru 1/01/16                 2,114,109          2,517,560
  13.25%, Due 4/01/12                                    387                445
  13.50%, Due 1/01/12                                  2,753              3,087
  14.50%, Due 1/01/12                                  4,002              4,512
  15.50%, Due 10/01/12                                 4,373              5,371
  Pool #535573, 8.00%, Due 11/01/13                8,508,432          9,235,637
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Trust:
  Series 2001-T12, Class A3,
  9.50%, Due 8/25/41                               7,901,959          8,929,213
  Series 2002-W9, Class A1B,
  4.50%, Due 8/25/42                              19,932,142         20,206,209
  Series 2002-47, Class QB,
  5.50%, Due 7/25/12                              21,260,000         22,336,288
  Series 2002-W7, Class A1,
  4.50%, Due 5/25/17                              22,095,710         22,344,286
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-
  Thru Certificates:
  Series 1994-M4, Class B,
  8.55%, Due 8/25/26                                 609,264            616,915
  Series 1997-M4, Class C,
  7.339%, Due 8/17/18                              5,918,000          6,365,690
  Series 1999-W6, Class A,
  9.218%, Due 9/25/28                              3,874,816          4,425,652
  Series 2002-T5, Class A1,
  1.95%, Due 5/25/32                              56,370,756         56,291,837
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Trust:
  Series 2002-W11, Class AF1,
  1.95%, Due 11/25/32                             24,958,752         24,943,153
  Series 2002-W11, Class AV1,
  2.00%, Due 11/25/32                             27,967,073         27,967,073
  Series 2002-33, Class A4,
  6.2839%, Due 11/25/30                            3,969,984          4,123,821
FNMA Notes:
  3.875%, Due 7/23/04                             12,000,000         12,062,172
  4.20%, Due 10/29/04                              9,830,000          9,957,092
  5.25%, Due 1/15/09                              11,600,000         12,585,072
  5.75%, Due 2/15/08                              19,400,000         21,594,334
  6.375%, Due 6/15/09                              8,700,000          9,988,383
  Series B, 6.56%, Due 12/10/07                    4,780,000          4,802,777
FNMA Stripped Mortgage-Backed Securities:
  9.00%, Due 3/01/24                               5,176,818          5,871,309
  Series B, Class B-1, 6.00%, Due 5/01/09          1,018,257          1,073,748
  Series C, Class C-1, 6.00%, Due 5/01/09            851,644            898,109
  Series K, Class K-1, 6.00%, Due 11/01/08         4,366,445          4,548,966
  Series 161, Class 2, Interest Only,
  8.50%, Due 7/25/22                               1,228,146            224,447

--------------------------------------------------------------------------------

                 STRONG GOVERNMENT SECURITIES FUND (continued)

                                                  Shares or
                                                  Principal            Value
                                                   Amount            (Note 2)
--------------------------------------------------------------------------------
Federal Agricultural Mortgage Corporation
  Guaranteed Variable Rate Mortgage Pass-
  Thru Certificates:
  Series GS-1001, Class 1,
  7.022%, Due 1/25/08                            $   927,513      $    1,016,786
  Series GS-1002, Class 1,
  6.71%, Due 7/25/08                                 674,681             736,773
Federal Home Loan Bank Variable Rate
  Notes, 3.07%, Due 4/29/10                        5,000,000           5,043,245
GNMA Guaranteed Pass-Thru Certificates:
  6.00%, Due 10/25/33 (e)                         47,665,000          48,905,388
  6.50%, Due 10/25/33 (e)                         14,340,000          14,879,991
  7.50%, Due 12/15/10                              5,380,886           5,807,186
  8.35%, Due 4/15/20                               8,685,062           9,532,929
  8.40%, Due 5/15/20                               4,349,503           4,875,666
  9.00%, Due 12/15/06 thru 12/15/09                2,315,559           2,424,248
  9.50%, Due 10/20/19                              2,982,030           3,341,791
  12.50%, Due 4/15/19                              1,147,132           1,364,546
  13.00%, Due 2/15/11 thru 11/15/14                   35,449              42,416
  13.50%, Due 5/15/11 thru 10/15/12                   12,311              14,828
  14.00%, Due 9/20/14                                 25,838              31,565
  14.50%, Due 10/15/12                                14,910              18,229
  15.00%, Due 6/15/12 thru 9/15/12                    63,708              78,644
  16.00%, Due 4/15/12                                  8,434              10,543
GNMA Guaranteed Variable Rate Pass-
  Thru Certificates:
  Pool #8333, 5.375%, Due 3/20/18                    608,663             637,614
  Pool #8489, 5.375%, Due 4/20/19                    119,192             125,334
  Pool #8678, 6.75%, Due 8/20/20                   3,302,826           3,400,014
  Pool #8714, 6.625%, Due 11/20/20                 2,236,746           2,310,635
Small Business Administration Guaranteed
  Loan Interest Only Custodial Receipts:
  Series 1992-6A, 2.405%, Due 10/15/17            13,970,762             578,529
  Series 1993-1A, 2.5312%, Due 2/28/18            11,308,821             468,298
Student Loan Marketing Student Loan Trust
  Floating Rate Loan-Backed Notes:
  Series 1998-1, Class A-1,
  2.288%, Due 1/25/07                              3,534,710           3,539,902
  Series 1998-2, Class A-1,
  2.258%, Due 4/25/07                              1,227,034           1,229,484
  Series 2000-1, Class A-1L,
  1.9287%, Due 10/27/08                            1,932,040           1,934,448
USGI Federal Housing Authority Variable
  Rate Insured Project Loan,
  Pool #2040, 3.025%, Due 11/01/06                 2,023,078           1,991,151
United States Department of Veterans Affairs
  Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates -
  Vendee Mortgage Trust:
  Series 1995-1, Class 4, 8.862%, Due 2/15/25      3,720,485           4,233,522
  Series 1995-2, Class 3, 8.7925%,
  Due 6/15/25                                      6,949,379           7,905,927
United States Treasury Bonds:
  5.375%, Due 2/15/31                             26,635,000          28,121,792
  6.00%, Due 2/15/26                              17,380,000          19,435,741
  6.125%, Due 11/15/27                            10,100,000          11,487,174
  6.25%, Due 5/15/30                              26,200,000          30,440,103
  6.875%, Due 8/15/25                              9,470,000          11,705,072
  7.50%, Due 11/15/16                             26,870,000          34,647,629
  7.625%, Due 11/15/22                            22,130,000          29,303,240
  8.00%, Due 11/15/21                             26,440,000          36,119,525
  8.125%, Due 8/15/21                             16,300,000          22,485,736
  8.875%, Due 2/15/19                             10,800,000          15,678,144
  10.375%, Due 11/15/09                           18,000,000          21,036,096
  11.25%, Due 2/15/15                             22,255,000          36,781,617
  12.00%, Due 8/15/13                             28,595,000          41,747,585
  12.75%, Due 11/15/10                            20,000,000          26,081,260
United States Treasury Bonds Stripped
  Principal and Interest Payment,
  Zero %, Due 11/15/09                            23,690,000          17,914,070
United States Treasury Inflation Index Notes:
  3.00%, Due 7/15/12                               1,507,515           1,585,482
  3.375%, Due 1/15/07                             25,718,952          27,643,861
United States Treasury Notes:
  1.875%, Due 9/30/04                              9,605,000           9,648,482
  2.125%, Due 8/31/04                             41,700,000          42,078,511
  2.125%, Due 10/31/04                            30,000,000          30,220,320
  3.25%, Due 8/15/07                              15,400,000          15,759,143
  3.375%, Due 1/15/12                             16,933,862          18,315,039
  3.50%, Due 11/15/06                             26,200,000          27,180,325
  3.875%, Due 1/15/09                              7,712,810           8,509,404
  4.375%, Due 5/15/07                             16,700,000          17,907,410
  4.625%, Due 5/15/06                             23,495,000          25,319,551
  5.50%, Due 5/15/09                               9,700,000          10,938,739
  5.75%, Due 8/15/10                              17,000,000          19,417,859
  6.00%, Due 8/15/09                              37,015,000          42,794,263
  6.125%, Due 8/15/07                             10,000,000          11,502,450
  6.50%, Due 2/15/10                              39,910,000          47,445,567
  10.00%, Due 5/15/10                              8,600,000          10,255,844
United States Treasury Security Stripped
  Interest Payment, Zero %, Due 5/15/08           10,000,000           8,360,120
--------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $2,537,898,373)                             $2,605,524,389
--------------------------------------------------------------------------------
Corporate Bonds 6.1%
Bank of America Corporation Senior Notes,
  5.25%, Due 2/01/07                              10,000,000          10,714,800
European Investment Bank Yankee Notes:
  5.625%, Due 1/24/06                             10,000,000          10,862,170
  6.875%, Due 6/16/09                              5,000,000           5,898,815
Inter-American Development Bank
  Yankee Notes, 6.125%, Due 3/08/06               15,000,000          16,644,030
International Bank for Reconstruction
  and Development Yankee Notes:
  4.75%, Due 4/30/04                              19,755,000          20,650,178
  7.00%, Due 1/27/05                              15,000,000          16,610,535
International Finance Corporation Notes,
  4.75%, Due 4/30/07                              28,440,000          30,424,344
Province of Ontario Yankee Notes,
  5.125%, Due 7/17/12                              5,850,000           6,124,131
Province of Quebec Notes,
  5.00%, Due 7/17/09                               6,850,000           7,247,478
Republic of Finland Yankee Bonds,
  4.75%, Due 3/06/07                              12,000,000          13,000,860
Republic of Italy Yankee Notes,
  3.625%, Due 9/14/07                             12,110,000          12,365,267
Wells Fargo & Company Senior Notes,
  5.25%, Due 12/01/07                              4,915,000           5,320,370
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $149,966,680)                            155,862,978
--------------------------------------------------------------------------------
Municipal Bonds 0.6%
Arkansas Development Finance Authority
  GNMA Guaranteed Bonds,
  9.75%, Due 11/15/14                              3,100,000           4,070,052
Colorado Health Facilities Authority
  Retirement Facilities Revenue - Liberty
  Heights Project, Zero %, Due 7/15/24             4,360,000           1,384,300

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                 STRONG GOVERNMENT SECURITIES FUND (continued)

                                                  Shares or
                                                  Principal             Value
                                                   Amount              (Note 2)
--------------------------------------------------------------------------------
Dawson Ridge, Colorado Metropolitan
  District Number 1 General Obligation
  Refunding:
  Series A, Zero %, Due 10/01/22                 $10,000,000      $    3,537,500
  Series B, Zero %, Due 10/01/22                   5,000,000           1,768,750
New York Dormitory Authority Revenue,
  5.25%, Due 11/15/23                              5,000,000           5,475,000
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $15,852,029)                              16,235,602
--------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 2.3%
Asset Securitization Corporation Commercial
  Mortgage Pass-Thru Certificates,
  Series 1996-MD6, Class A-1B,
  6.88%, Due 11/13/29                             20,000,000          20,983,908
Bear Stearns Commercial Mortgage Securities,
  Inc. Commercial Mortgage Pass-Thru
  Certificates, Series 2002-TOP8, Class A-2,
  4.83%, Due 8/15/38                              12,800,000          12,832,000
JP Morgan Chase Commercial Mortgage
  Securities Corporation Bonds,
  Series 2002-CIB5, Class A2, 5.161%,
  Due 10/12/37 (e)                                 9,460,000           9,672,111
Morgan Stanley Dean Witter Capital I Trust
  Commercial Mortgage Pass-Thru
  Certificates, Series 2001-TOP3, Class A4,
  6.39%, Due 7/15/33                               7,690,000           8,561,841
Wachovia Bank Commercial Mortgage,
  Interest Only, Series 2002-C2, 1.368%,
  Due 11/15/34 (e)                                90,957,000           5,980,859
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $57,292,872)                          58,030,719
--------------------------------------------------------------------------------
Short-Term Investments (a) 5.0%
Money Market Funds 0.3%
Strong Heritage Money Fund -
  Institutional Class (i)                          8,000,000           8,000,000

Repurchase Agreements 4.1%
ABN AMRO Inc. (Dated 10/31/02), 1.92%,
  Due 11/01/02 (Repurchase Proceeds
  $104,505,573); Collateralized by: United
  States Government & Agency Issues (d)          104,500,000         104,500,000
State Street Bank (Dated 10/31/02), 1.50%,
  Due 11/01/02 (Repurchase Proceeds
  $2,087,687); Collateralized by: United
  States Government & Agency Issues (d)            2,087,600           2,087,600
                                                                  --------------
                                                                     106,587,600

United States Government &
  Agency Issues 0.6%
FHLMC Participation Certificates:
  7.00%, Due 5/01/03                                 179,045             179,802
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  6.09%, Due 1/01/03                              11,835,433          11,849,120
  7.50%, Due 7/01/03                                 559,450             571,496
Federal Agricultural Mortgage Corporation
  Guaranteed Variable Rate Mortgage
  Pass-Thru Certificates, Series BA-1001,
  Class 1, 6.972%, Due 1/25/03                     1,332,383           1,333,216


                                                  Shares or
                                                  Principal             Value
                                                   Amount              (Note 2)
--------------------------------------------------------------------------------
United States Treasury Bills,
 Due 6/27/02 thru 10/09/03 (c)                      $975,000      $      972,733
                                                                  --------------
                                                                      14,906,367
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $129,468,181)                     129,493,967
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,890,478,135) 115.3%       2,965,147,655
Other Assets and Liabilities, Net (15.3%)                           (393,590,682)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $2,571,556,973
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                                    Underlying     Unrealized
                                      Expiration    Face Amount   Appreciation/
                                         Date        at Value     (Depreciation)
--------------------------------------------------------------------------------
Sold:
160 Ten-Year U.S. Treasury Notes        12/02     ($18,355,000)     ($212,427)

Purchased:
 50 Ninety-Day Eurodollars              12/02       12,318,125            400
185 Ninety-Day Eurodollars              03/03       45,584,000        143,555


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                    Contracts         Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                600          $   44,250
Options written during the year                       5,630           1,817,355
Options closed                                       (4,980)         (1,659,948)
Options expired                                      (1,150)            (74,738)
Options exercised                                        --                  --
                                                     ------          ----------
Options outstanding at end of year                      100          $  126,919
                                                     ======          ==========


WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                     Contracts
                                                   (1000 shares          Value
                                                   per contract)       (Note 2)
--------------------------------------------------------------------------------
United States Treasury Bond Futures Options:
Calls: (Strike price is $118. Expiration date
  is 2/22/03. Premium Received is $126,919)             100            ($75,000)


SWAPS
--------------------------------------------------------------------------------
Open swap contracts at October 31, 2002 consisted of the following:
--------------------------------------------------------------------------------
                                                                    Unrealized
Notional     Termination     Interest/Index     Interest/Index     Appreciation
 Amount         Date              Sold              Bought        (Depreciation)
--------------------------------------------------------------------------------

                              1 Month USD
                              LIBOR - 45       ERISA Eligible
$75,000,000    9/30/03        basis points      Lehman CMBS*         ($90,000)

*Lehman Brothers Investment Grade Index-ERISA Eligible Sub Index Collateralized
 Mortgage-Backed Securities Index Total Return Swap.

--------------------------------------------------------------------------------

                          STRONG HIGH-YIELD BOND FUND

                                                    Shares or
                                                    Principal           Value
                                                      Amount           (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 95.1%
@Entertainment, Inc. Senior Discount
  Notes, Series B:
  Zero %, Due 7/15/08 (Rate Reset
  Effective 7/15/03)                               $17,350,000        $3,036,250
  Zero %, Due 2/01/09 (Rate Reset
  Effective 2/01/04) (b)                            22,250,000         3,893,750
AMC Entertainment, Inc. Senior
  Subordinated Notes, 9.875%, Due 2/01/12            5,540,000         4,944,450
APCOA/Standard Parking, Inc. Senior
  Subordinated Notes,
  14.00%, Due 12/15/06 (g)                           3,312,500         2,356,016
Aladdin Gaming Holdings LLC/Aladdin
  Capital Corporation Senior Discount Notes,
  Zero %, Due 3/01/10 (Rate Reset Effective
  3/01/03) (Defaulted Effective 9/21/01) (g)        13,915,000           347,875
Alliance Gaming Corporation Senior
  Subordinated Notes, Series B,
  10.00%, Due 8/01/07                                6,010,000         6,295,475
Alliance Imaging, Inc. Senior Subordinated
  Notes, 10.375%, Due 4/15/11                        2,800,000         2,940,000
Allied Waste North America, Inc. Senior
  Secured Notes, 8.875%, Due 4/01/08                 9,300,000         9,253,500
American Lawyer Media, Inc. Senior
  Subordinated Notes, Series B,
  9.75%, Due 12/15/07                                2,670,000         1,725,487
American Seafood Group LLC Senior
  Subordinated Notes,
  10.125%, Due 4/15/10 (b)                           3,860,000         3,806,925
Amkor Technology, Inc. Senior Notes,
  9.25%, Due 2/15/08                                 3,735,000         3,100,050
Anchor Glass Container Corporation
  First Mortgage Notes, 11.25%, Due 4/01/05          8,700,000         8,221,500
Argosy Gaming Company Senior
  Subordinated Notes, 10.75%, Due 6/01/09            4,500,000         4,972,500
Atlas Air Worldwide Holdings, Inc. Senior
  Notes, 9.375%, Due 11/15/06 (Defaulted
  Effective 5/15/99)                                 7,550,000         1,925,250
Avencia Group PLC Yankee Notes,
  11.00%, Due 7/01/09                                3,165,000         2,741,681
Avista Corporation Senior Notes,
  9.75%, Due 6/01/08                                 5,125,000         4,579,085
BRL Universal Equipment LP/BRL Universal
  Equipment Corporation Senior Secured
  Notes, 8.875%, Due 2/15/08                         3,500,000         3,605,000
Boyd Gaming Corporation Senior
  Subordinated Notes, 8.75%, Due 4/15/12             2,255,000         2,311,375
Buffets, Inc. Senior Subordinated Notes,
  11.25%, Due 7/15/10 (b)                            3,940,000         3,959,700
Burns Philp Capital Property, Ltd. Senior
  Subordinated Notes, 9.75%, Due 7/15/12 (b)         3,990,000         3,930,150
CP Ships, Ltd. Senior Notes,
  10.375%, Due 7/15/12 (b)                           4,815,000         4,983,525
CSC Holdings, Inc. Senior Notes:
  7.625%, Due 4/01/11                                7,245,000         5,959,012
  7.875%, Due 12/15/07                               3,750,000         3,121,875
Calpine Canada Energy Finance ULC
  Guaranteed Senior Yankee Notes,
  8.50%, Due 5/01/08                                 5,440,000         1,795,200
Charter Communications Holdings
  LLC/Charter Communications Holdings
  Capital Corporation Senior Notes,
  9.625%, Due 11/15/09                              11,000,000         4,757,500
Chattem, Inc. Senior Subordinated Notes,
  8.875%, Due 4/01/08                                5,395,000         5,543,362
Chumash Casino & Resort Enterprise
  Senior Notes, 9.00%, Due 7/15/10 (b)               3,850,000         4,028,063
Clark Refining & Marketing, Inc. Senior Notes:
  8.375%, Due 11/15/07                               2,480,000         2,046,000
  8.625%, Due 8/15/08                                2,000,000         1,650,000
Coinmach Corporation Senior Notes,
  9.00%, Due 2/01/10                                 3,630,000         3,757,050
Collins & Aikman Floorcoverings, Inc. Senior
  Subordinated Notes, 9.75%, Due 2/15/10             2,135,000         2,070,950
Corrections Corporation Senior Notes,
  9.875%, Due 5/01/09 (b)                            2,650,000         2,812,312
Dana Corporation Notes, 9.00%, Due 8/15/11           2,180,000         2,021,950
Dex Media East LLC Senior Notes:
  9.875%, Due 11/15/09 (b) (e)                       3,430,000         3,550,050
  12.125%, Due 11/15/12 (b) (e)                      1,765,000         1,826,775
Doane Pet Care Company Senior
  Subordinated Notes, 9.75%, Due 5/15/07             3,559,000         2,633,660
Dole Food, Inc. Notes, 6.375%, Due 10/01/05          2,020,000         1,927,221
Echostar Broadband Corporation Senior
  Notes, 10.375%, Due 10/01/07                       5,315,000         5,501,025
Emmis Communications Corporation Senior
  Discount Notes, Zero %, Due 3/15/11
  (Rate Reset Effective 3/15/06)                     4,817,000         3,817,473
Equistar Chemicals LP/Equistar Funding
  Corporation Notes, 8.75%, Due 2/15/09                810,000           673,214
Extendicare Health Services, Inc. Senior
  Notes, 9.50%, Due 7/01/10 (b)                      2,780,000         2,738,300
Fairpoint Communications, Inc. Senior
  Subordinated Notes, 12.50%, Due 5/01/10            4,490,000         2,491,950
Flextronics International, Ltd. Senior
  Subordinated Yankee Notes,
  9.875%, Due 7/01/10                                5,065,000         5,292,925
Fresenius Medical Care Capital Trust II
  Units, 7.875%, Due 2/01/08                         4,065,000         3,343,463
Gap, Inc. Notes, 10.55%, Due 12/15/08                1,650,000         1,683,000
General Binding Corporation Senior
  Subordinated Notes, 9.375%, Due 6/01/08            5,395,000         4,262,050
Gentek, Inc. Senior Subordinated Notes,
  11.00%, Due 8/01/09 (Defaulted
  Effective 8/01/02)                                 4,850,000           169,750
Georgia-Pacific Corporation Senior Notes,
  8.125%, Due 5/15/11                                4,860,000         4,211,244
Graham Packaging Holdings Company/GPC
  Capital Corporation II Senior Discount
  Notes, Zero %, Due 1/15/09 (Rate Reset
  Effective 1/15/03)                                 7,140,000         6,069,000
HCA, Inc. Notes:
  6.30%, Due 10/01/12                                6,300,000         6,103,478
  7.00%, Due 7/01/07                                   455,000           483,132
HMH Properties, Inc. Senior Secured Notes,
  Series B, 7.875%, Due 8/01/08                      5,165,000         4,932,575
John Q. Hammons Hotels LP/John Q.
  Hammons Hotels Finance Corporation III
  First Mortgage Notes, Series B,
  8.875%, Due 5/15/12                                6,165,000         5,964,637
Hanover Equipment Trust Senior Secured
  Notes, 8.75%, Due 9/01/11 (b)                      4,503,000         4,255,335
Hercules, Inc. Senior Notes,
  11.125%, Due 11/15/07                              3,110,000         3,440,437
Hollywood Casino Corporation Senior
  Secured Notes, 11.25%, Due 5/01/07                 5,445,000         5,907,825
Hollywood Casino Shreveport/Shreveport
  Capital Corporation First Mortgage Notes,
  13.00%, Due 8/01/06                                2,430,000         2,442,150


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                    STRONG HIGH-YIELD BOND FUND (continued)

                                                    Shares or
                                                    Principal           Value
                                                     Amount           (Note 2)
--------------------------------------------------------------------------------
Hollywood Entertainment Corporation
  Senior Subordinated Notes, Series B,
  10.625%, Due 8/15/04                              $3,990,000        $4,009,950
Huntsman International LLC Senior Notes,
  9.875%, Due 3/01/09                                3,200,000         3,184,000
IMC Global, Inc. Senior Notes, Series B,
  11.25%, Due 6/01/11                                1,925,000         2,079,000
Insight Communications, Inc. Senior
  Discount Notes, Zero %, Due 2/15/11
  (Rate Reset Effective 2/15/06)                     7,305,000         2,812,425
Insight Health Services Corporation Senior
  Subordinated Notes, 9.875%, Due 11/01/11           5,890,000         5,742,750
International Game Technology Senior
  Notes, 8.375%, Due 5/15/09                         3,400,000         3,740,000
Intrawest Corporation Senior Yankee Notes,
  10.50%, Due 2/01/10 (b)                            2,410,000         2,434,100
Iron Mountain, Inc. Senior Subordinated
  Notes, 8.625%, Due 4/01/13                           225,000           235,687
Jazz Casino Company LLC Floating Rate
  Senior Notes, 4.5481%, Due 3/31/08                   245,869           242,181
Jefferson Smurfit Corporation Senior Notes,
  8.25%, Due 10/01/12 (b)                            3,160,000         3,254,800
Johnson Diversey, Inc. Senior Subordinated
  Notes, 9.625%, Due 5/15/12 (b)                     3,070,000         3,085,350
Earle M Jorgensen Company Notes,
  9.75%, Due 6/01/12                                 2,920,000         2,847,000
Jostens, Inc. Senior Subordinated Notes,
  12.75%, Due 5/01/10                                3,745,000         4,175,675
L-3 Communications Corporation Senior
  Subordinated Notes, Series B,
   7.625%, Due 6/15/12 (b)                           4,220,000         4,388,800
LBI Media, Inc. Senior Subordinated Notes,
  10.125%, Due 7/15/12 (b)                           2,240,000         2,335,200
Lone Star Technologies, Inc. Senior
  Subordinated Notes, Series B,
  9.00%, Due 6/01/11                                 4,380,000         3,613,500
Lyondell Chemical Company Senior Secured
  Notes, Series A, 9.625%, Due 5/01/07               4,000,000         3,830,000
MDP Acquisitions PLC Senior Yankee Notes,
  9.625%, Due 10/01/12 (b)                           3,860,000         3,975,800
MJD Communications, Inc. Senior
  Subordinated Notes, 9.50%, Due 5/01/08             3,000,000         1,575,000
Magnum Hunter Resources, Inc. Senior
  Notes, 9.60%, Due 3/15/12                          1,140,000         1,202,700
Metaldyne Corporation Senior Subordinated
  Notes, 11.00%, Due 6/15/12 (b)                     4,310,000         3,232,500
Mirant Americas Generation, Inc. Senior
  Notes, 8.30%, Due 5/01/11                          4,980,000         2,116,500
Motors and Gears, Inc. Senior Notes, Series C,
  10.75%, Due 11/15/06                               5,835,000         4,988,925
NATG Holdings LLC/Orius Capital
  Corporation Senior Subordinated Notes,
  Series B, 12.75%, Due 2/01/10 (Defaulted
  Effective 11/21/01) (g)                            9,745,000           133,994
Nextel Communications, Inc. Senior Notes
  9.375%, Due 11/15/09                               5,710,000         4,924,875
Oregon Steel Mills, Inc. First Mortgage Notes,
  10.00%, Due 7/15/09 (b)                            4,051,000         4,071,255
Owens-Brockway Glass Container, Inc. Senior
  Secured Notes, 8.875%, Due 2/15/09                 3,030,000         3,128,475
PCA LLC/PCA Finance Corporation Senior
  Notes, 11.875%, Due 8/01/09 (b)                    3,900,000         3,900,000
Pacific Gas & Electric Company First
  Mortgage Notes, 6.25%, Due 3/01/04
  (Defaulted Effective 4/06/01)                        500,000           490,000
Pacific Gas & Electric Company Senior
  Notes, 7.375%, Due 11/01/05
  (Defaulted Effective 4/06/01) (b)                  5,500,000         5,252,500
Panamsat Corporation Notes,
  6.375%, Due 1/15/08                                2,500,000         2,369,182
Paxson Communications Corporation Senior
  Subordinated Discount Notes, Zero %,
  Due 1/15/09 (Rate Reset Effective 1/15/06)        11,175,000         5,531,625
Pegasus Satellite Communications, Inc.
  Senior Notes, 12.375%, Due 8/01/06                 4,740,000         1,943,400
Pennsylvania National Gaming, Inc. Senior
  Notes, 8.875%, Due 3/15/10                         3,950,000         3,999,375
Perry Ellis International, Inc. Senior
  Subordinated Notes, 12.25%, Due 4/01/06            3,500,000         3,622,500
Petco Animal Supplies Senior Subordinated
  Notes, 10.75%, Due 11/01/11                        2,250,000         2,396,250
Pinnacle Entertainment, Inc. Senior
  Subordinated Notes, Series B:
  9.25%, Due 2/15/07                                 1,000,000           855,000
  9.50%, Due 8/01/07                                 4,990,000         4,266,450
Plains All American Pipeline LP Senior
  Notes, 7.75%, Due 10/15/12 (b)                     2,430,000         2,490,750
Plastipak Holdings, Inc. Senior Notes,
  10.75%, Due 9/01/11                                4,060,000         4,227,475
Premier International Foods PLC Senior
  Yankee Notes, 12.00%, Due 9/01/09                  4,550,000         4,726,313
PRIMEDIA, Inc. Senior Notes:
  7.625%, Due 4/01/08                                2,000,000         1,645,000
  8.875%, Due 5/15/11                                2,550,000         2,148,375
Qwest Capital Funding, Inc. Guaranteed
  Notes, 7.25%, Due 2/15/11                          7,201,000         4,032,560
Qwest Corporation Notes,
  8.875%, Due 3/15/12 (b)                            9,025,000         8,257,875
RailAmerica Transportation Corporation
  Senior Subordinated Notes,
  12.875%, Due 8/15/10                               4,945,000         4,969,725
Regal Cinemas Corporation Senior
  Subordinated Notes, 9.375%, Due 2/01/12            2,735,000         2,871,750
Riverwood International Corporation Senior
  Notes, 10.625%, Due 8/01/07                        4,960,000         5,208,000
SC International Services, Inc. Senior
  Subordinated Notes, 9.25%, Due 9/01/07             5,025,000         2,663,250
Service Corporation International Notes:
  6.875%, Due 10/01/07                               1,500,000         1,245,000
  7.70%, Due 4/15/09                                 3,240,000         2,754,000
Sierra Pacific Power Company General and
  Refunding Mortgage Notes, Series A,
  8.00%, Due 6/01/08                                 3,000,000         2,673,453
Solectron Corporation Senior Notes,
  9.625%, Due 2/15/09                                1,877,000         1,698,685
Spanish Broadcasting System, Inc. Senior
  Subordinated Notes, 9.625%, Due 11/01/09           5,110,000         5,199,425
Standard Pacific Corporation Senior Notes,
  9.25%, Due 4/15/12                                 3,950,000         3,713,000
Steel Heddle Manufacturing Company
  Senior Subordinated Notes, 10.625%, Due
  6/01/08 (Defaulted Effective 1/04/01) (g)          5,000,000                 0
Stewart Enterprises, Inc. Senior Subordinated
  Notes, 10.75%, Due 7/01/08                         1,650,000         1,782,000
TeleCorp PCS, Inc. Senior Subordinated
  Notes, 10.625%, Due 7/15/10                        5,409,000         5,327,865
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                      6,650,000         6,616,750

--------------------------------------------------------------------------------

                    STRONG HIGH-YIELD BOND FUND (continued)

                                                     Shares or
                                                     Principal         Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
Transwestern Publishing Company LP/TWP
  Capital Corporation II Senior Subordinated
  Notes, Series F, 9.625%, Due 11/15/07             $ 2,730,000     $  2,774,362
Tri-State Outdoor Media Group, Inc. Senior
  Notes, 11.00%, Due 5/15/08
  (Defaulted Effective 11/14/01) (g)                  8,150,000        5,908,750
Triton PCS, Inc. Senior Subordinated Notes,
  8.75%, Due 11/15/11                                 5,680,000        4,118,000
Tyco International Group SA Guaranteed
  Yankee Notes, 6.125%, Due 1/15/09                   3,000,000        2,583,822
Tyco International Group SA Senior Yankee
  Notes, 6.375%, Due 10/15/11                         6,130,000        5,220,627
UCAR Finance, Inc. Guaranteed Senior Notes,
  10.25%, Due 2/15/12                                 2,900,000        2,008,250
United Industries Corporation Senior
  Subordinated Notes, Series B,
  9.875%, Due 4/01/09                                 5,580,000        5,566,050
United Rentals North America, Inc. Senior
  Notes, Series B, 10.75%, Due 4/15/08                3,420,000        3,197,700
Venetian Casino Resort LLC/Las Vegas
  Sands, Inc. Second Mortgage Notes,
  11.00%, Due 6/15/10 (b)                             5,960,000        6,138,800
Vertis, Inc. Senior Notes,
  10.875%, Due 6/15/09                                5,435,000        5,462,175
Vicar Operating, Inc. Notes,
  9.875%, Due 12/01/09                                2,290,000        2,461,750
Voicestream Wireless Corporation/
  Voicestream Wireless Holdings Corporation
  Senior Notes, 10.375%, Due 11/15/09                 4,414,000        4,568,490
Von Hoffman Corporation Senior Notes,
  10.25%, Due 3/15/09 (b)                             6,145,000        5,745,575
Westar Energy, Inc. First Mortgage Notes,
  7.875%, Due 5/01/07                                 4,290,000        4,132,643
Westport Resources Corporation Guaranteed
  Notes, 8.25%, Due 11/01/11                          4,155,000        4,331,588
Wheeling Island Gaming, Inc. Senior Notes,
  10.125%, Due 12/15/09                               3,200,000        3,136,000
William Carter Company Senior Subordinated
  Notes, Series B, 10.875%, Due 8/15/11               4,000,000        4,320,000
WorldCom, Inc. Notes, 7.50%, Due 5/15/11
  (Defaulted Effective 6/27/02)                       3,503,000          621,782
WorldCom, Inc. Variable Rate Notes, 7.375%,
  Due 1/15/11 (Remarketing Date 1/15/03)
  (Defaulted Effective 6/27/02) (b)                   5,935,000        1,053,463
Wynn Las Vegas LLC / Wynn Las Vegas
  Capital Corporation Mortgage Notes,
  12.00%, Due 11/01/10                                3,320,000        3,137,400
Xerox Corporation Notes,
   5.50%, Due 11/15/03                                3,810,000        3,562,350
Yell Finance BV Senior Yankee Notes,
  10.75%, Due 8/01/11                                 2,220,000        2,231,100
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $576,192,459)                            478,732,139
--------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 0.2%
Aircraft Lease Portfolio Securitization Pass-
  Thru Trust Certificates, Series 1996-1,
  Class D, 12.75%, Due 6/15/06
  (Defaulted 10/15/01) (g)                            4,154,632           41,546
First Boston Mortgage Securities Corporation
  Interest Only Mortgage Pass-Thru
  Certificates, Series 1992-4, Class A5,
  0.625%, Due 10/25/22                                1,117,077           15,360
Salomon Brothers Mortgage Securities VII,
  Inc. Mortgage Pass-Thru Certificates,
  Series 1997-A, Class B3, 7.3887%,
  Due 10/01/25 (b)                                    1,161,388        1,139,612
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $5,284,328)                            1,196,518
--------------------------------------------------------------------------------
Preferred Stocks 0.4%
Dobson Communications Corporation
  12.25% Senior Exchangeable                              3,730          829,925
Global Crossing Holdings, Ltd. 10.50%
  Senior Exchangeable (Defaulted
  Effective 1/03/02) (g)                                 72,622              726
Rural Cellular Corporation 11.375% Senior
  Exchangeable, Series B (e)                              1,335          203,588
Rural Cellular Corporation 12.25% Junior
  Exchangeable (e) (g)                                   18,417          966,893
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $23,552,497)                              2,001,132
--------------------------------------------------------------------------------
Common Stocks 0.1%
JCC Holding Company (f)                                  60,942          630,750
OpTel, Inc. Non-Voting (Acquired
  2/07/97-5/07/98; Cost $17,325) (b) (g) (f)             17,325              173
--------------------------------------------------------------------------------
Total Common Stocks (Cost $841,871)                                      630,923
--------------------------------------------------------------------------------
Warrants 0.1%
Exide Technologies, Expire 3/18/06
  (Acquired 11/20/01; Cost $0)(b)(g)                     15,720                0
Horizon PCS, Inc., Expire 10/01/10 (b)                    7,000                1
iPCS, Inc., Expire 7/15/10 (b)                            4,000                1
Jostens, Inc., Expire 5/01/10 (b)                        10,945          265,416
Leap Wireless International, Inc.,
  Expire 4/15/10 (Acquired 2/16/00-3/09/00;
  Cost $107,000) (b) (g)                                 10,000                1
Sirius Satellite Radio, Inc., Expire 5/15/09
  (Acquired 5/13/99; Cost $105) (b) (g)                  10,500              105
Ubiquitel, Inc., Expire 4/15/10 (b)                       5,000                1
XM Satellite Radio, Inc., Expire 3/15/10
  (Acquired 3/10/00; Cost $350,000) (b) (g)               2,500            3,000
--------------------------------------------------------------------------------
Total Warrants (Cost $763,884)                                           268,525
--------------------------------------------------------------------------------
Short-Term Investments (a) 2.9%
Repurchase Agreements 2.9%
ABN AMRO Inc. (Dated 10/31/02), 1.92%,
  Due 11/01/02 (Repurchase Proceeds
  $12,600,653); Collateralized by: United
  States Government & Agency Issues (d)             $12,600,000       12,600,000
State Street Bank (Dated 10/31/02), 1.50%,
  Due 11/01/02 (Repurchase Proceeds
  $2,102,688); Collateralized by: United
  States Government & Agency Issues (d)               2,102,600        2,102,600
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $14,702,600)                       14,702,600
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $621,337,639) 98.8%            497,531,837
Other Assets and Liabilities, Net 1.2%                                 5,864,498
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $503,396,335
================================================================================


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                          STRONG SHORT-TERM BOND FUND
                                                     Shares or
                                                     Principal         Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 32.4%
AOL Time Warner, Inc. Notes:
  5.625%, Due 5/01/05                               $ 4,450,000      $ 4,436,014
  6.15%, Due 5/01/07                                  4,900,000        4,852,240
Allied Waste North America, Inc. Senior
  Notes, Series B, 7.625%, Due 1/01/06                5,000,000        4,925,000
Bank of America Corporation Senior Notes,
  5.25%, Due 2/01/07                                  5,800,000        6,214,584
Bank One Texas NA Variable Rate
  Subordinated Notes, Tranche #SB1,
  6.25%, Due 2/15/08                                 12,500,000       13,987,375
Beaver Valley Funding Corporation
  Debentures, 8.625%, Due 6/01/07                     9,327,000        9,693,644
Citizens Communications Company Senior
  Notes, 6.375%, Due 8/15/04                          5,000,000        5,002,490
Clear Channel Communications, Inc. Senior
  Notes, 7.875%, Due 6/15/05                          2,500,000        2,651,600
Custom Repackaged Asset Vehicle Trusts -
  Wal-Mart Credit-Linked Trust Certificates,
  Series 1996-401, 7.35%, Due 7/17/06 (b)             2,455,063        2,653,830
Custom Repackaged Asset Vehicle Trusts -
  Walt Disney Credit-Linked Trust Certificates,
  Series 1996-403, 7.20%, Due 1/10/07 (b)             2,485,449        2,655,841
DaimlerChrysler North America Holding
  Corporation Notes, 6.40%, Due 5/15/06              10,400,000       11,028,253
El Paso Energy Corporation Medium-Term
  Notes, 6.95%, Due 12/15/07                          3,025,000        2,059,399
Ford Motor Credit Company Floating Rate
  Notes, 2.019%, Due 3/13/07                          9,189,000        7,577,663
General Electric Capital Corporation
  Medium-Term Notes, Tranche #551,
  6.00%, Due 6/15/12                                 15,000,000       15,963,330
General Motors Acceptance Corporation
  Notes, 6.75%, Due 1/15/06                          10,000,000        9,913,230
HCA, Inc. Medium-Term Notes, Tranche #13,
  6.73%, Due 7/15/45                                  2,250,000        2,280,285
HCA, Inc. Notes, 7.125%, Due 6/01/06                  6,000,000        6,310,932
Huntington Capital I Variable Rate Capital
  Income Securities, 2.4775%, Due 2/01/27             8,000,000        6,778,600
International Game Technology Senior Notes,
  7.875%, Due 5/15/04                                 2,850,000        2,978,250
Lenfest Communications, Inc. Senior
  Subordinated Notes, 10.50%, Due 6/15/06             4,425,000        4,340,323
Lilly Del Mar, Inc. Floating Rate Capital
  Securities, 3.0125%, Due 8/05/29 (b)               10,500,000       10,461,139
NWA Trust Structured Enhanced Return
  Trusts 1998 Floating Rate Notes,
  2.675%, Due 4/15/11 (Acquired 4/06/98;
  Cost $7,620,000) (b) (g)                            7,500,000        2,550,000
News America, Inc. Bonds,
  6.703%, Due 5/21/04                                11,620,000       11,751,968
Northern Trust Company Medium-Term Bank
  Notes, Tranche #47, 7.50%, Due 2/11/05              3,000,000        3,326,202
Principal Life Global Funding I Medium-Term
  Notes, Tranche #12, 5.125%, Due 6/28/07 (b)        10,000,000       10,642,210
Protective Life United States Funding Trust
  Funding Agreement-Backed Notes,
  5.875%, Due 8/15/06 (b)                             7,000,000        7,537,789
RJ Reynolds Tobacco Holdings, Inc. Notes,
  6.50%, Due 6/01/07                                  4,500,000        4,656,532
Raytheon Company Notes, 6.75%, Due 8/15/07            6,600,000        7,150,367
Safeway, Inc. Notes, 7.25%, Due 9/15/04               9,300,000       10,055,541
Smurfit Capital Funding PLC Guaranteed
  Notes, 6.75%, Due 11/20/05                          3,000,000        2,971,266
Spintab AB Floating Rate Subordinated
  Yankee Notes, 2.4019%, Due 12/29/49 (b)            30,000,000       30,004,890
Sprint Capital Corporation Senior Notes,
  5.70%, Due 11/15/03                                 5,000,000        4,805,070
Star Capital Trust I Floating Rate Securities,
  2.5912%, Due 6/15/27                               10,000,000        9,057,420
TRW, Inc. Notes, 6.625%, Due 6/01/04                  4,500,000        4,647,613
Transocean Sedco Forex Corporation Notes,
  6.75%, Due 4/15/05                                  4,500,000        4,797,499
Tricon Global Restaurants, Inc. Senior Notes,
  7.45%, Due 5/15/05                                  5,270,000        5,526,912
Triumph Capital CBO I, Ltd./Triumph
  Capital CBO I, Inc. Senior Secured Floating
  Rate Notes, Class A-2, 2.73%, Due 6/15/11
  (Acquired 4/15/99; Cost $18,000,000) (b) (g)       18,000,000       17,832,600
Tyson Foods, Inc. Notes,
  7.25%, Due 10/01/06                                 9,000,000        9,784,242
USA Waste Services, Inc. Senior Notes,
  7.00%, Due 10/01/04                                 1,200,000        1,236,175
Valero Energy Corporation Notes,
  7.375%, Due 3/15/06                                 8,000,000        8,009,200
WMX Technologies, Inc. Bonds,
  7.10%, Due 8/01/26                                  5,485,000        5,537,892
Wal-Mart Stores, Inc. Bonds,
  4.375%, Due 7/12/07                                11,400,000       11,909,945
Washington Mutual Inc. Senior Notes,
  5.625%, Due 1/15/07                                 4,810,000        5,071,876
Wells Fargo & Company Corporation Senior
  Notes, 5.125%, Due 2/15/07                          7,500,000        8,024,902
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $324,422,094)                            323,652,133
--------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 27.8%
Asset Securitization Corporation Commercial
  Mortgage Pass-Thru Certificates:
  Series 1995-MD4, Class A-1,
  7.10%, Due 8/13/29                                 21,504,806       23,765,363
  Series 1996-MD6, Class A-1A,
  6.72%, Due 11/13/29                                 1,568,627        1,607,705
  Series 1996-MD6, Class A-1B,
  6.88%, Due 11/13/29                                 5,410,000        5,676,147
Bank of America Commercial Mortgage, Inc.
  Interest Only Asset-Backed Certificates,
  Series 2001-PB1, Class XP,
  1.773%, Due 5/11/35 (b)                            37,000,000        3,864,757
Bank of America Mortgage Securities, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates: Series 2002-E, Class A-1,
  7.0455%, Due 6/20/31                                9,708,558        9,996,781
  Series 2002-K, Class 3A-1,
  7.019%, Due 10/20/32                                8,173,985        8,421,759
Bear Stearns Adjustable Rate Mortgage Trust
  Pass-Thru Certificates, Series 2001-8,
  Class IA, 6.7199%, Due 11/25/31                    12,931,884       13,207,495
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1,
  7.00%, Due 3/25/08 (b)                                704,920          706,094
Collateralized Mortgage Obligation Trust 47,
  Class E, Principal Only, Due 9/01/18                  560,536          481,676
Commercial Resecuritization Trust Floating
  Rate Bonds, Series 2001-ABC2, Class A2,
  2.97%, Due 2/21/13 (b)                             13,000,000       12,997,969
ContiMortgage Home Equity Loan Trust
  Interest Only Senior Strip Certificates,
  Series 1996-2, Class A, 0.6226%, Due 7/15/27       27,023,911           38,004

-------------------------------------------------------------------------
                    STRONG SHORT-TERM BOND FUND (continued)

                                                Shares or
                                                Principal       Value
                                                 Amount        (Note 2)
-------------------------------------------------------------------------
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin Notes,
  Series 1997-A, 7.23%, Due 7/16/28 (g)       $  2,250,580    $    10,555
Countrywide Alternative Loan Trust
  Mortgage Pass-Thru Certificates, Series
  2002-14, Class A6, 6.50%, Due 8/25/32         12,838,230     13,145,145
Countrywide Home Loans, Inc. Mortgage
  Pass-Thru Trusts, Series 1998-18,
  Class II-A-1, 6.75%, Due 11/25/28              1,802,074      1,804,246
Credit Based Asset Servicing and
  Securitization Interest Only Notes,
  Series 2002-5, Class A-1, 2.75%,
  Due 11/25/03 (e)                             162,000,000      2,956,824
Delta Funding Home Equity Loan Trust
  Interest Only Variable Rate Asset-Backed
  Certificates, Series 2000-4, Class IO,
  9.25%, Due 12/15/03                           23,351,351      1,594,461
Drexel Burnham Lambert Collateralized
  Mortgage Obligation Trust, Series T,
  Class T-4, 8.45%, Due 9/20/19                  3,723,237      3,731,961
Eastman Hill Funding 1, Ltd. Interest Only
  Bonds, Series 1A, Class A2,
  0.834%, Due 9/29/31 (b)                       75,000,000      3,183,750
FEP Receivables Participation Funding LP
  Floating Rate Notes, Series 2002-2A,
  Class A, 3.42%, Due 6/18/12 (Acquired
  6/27/02; Cost $5,480,499) (b) (g)              5,588,285      5,588,285
GE Capital Commercial Mortgage
  Corporation Interest Only Variable Rate
  Pass-Thru Certificates:
  Series 2001-1, Class X-2,
  0.9536%, Due 5/15/33 (b)                     100,000,000      4,640,000
  Series 2001-2, Class X-2,
  1.0136%, Due 8/11/33 (b)                      75,000,000      4,289,063
GMAC Commercial Mortgage Securities,
  Inc. Floating Rate Mortgage Pass-Thru
  Certificates, Series 2001-C2, Class X-2,
  Interest Only, 0.6957%, Due 4/15/34 (b)       67,720,000      2,835,775
GMBS, Inc. Countrywide Funding
  Certificates, Series 1990-1, Class Z,
  9.25%, Due 1/28/20                               618,178        617,130
GS Mortgage Securities Corporation
  Variable Rate Mortgage Participation
  Securities, Series 1998-1, Class A,
  8.00%, Due 9/20/27 (b)                         3,956,562      4,379,736
GSR Mortgage Loan Trust Mortgage Loan
  Pass-Thru Certificates:
  Series 2002-1, Class A-1,
  5.8736%, Due 3/25/32                           7,059,719      7,323,355
  Series 2002-2, Class A1-D,
  6.016%, Due 5/25/32                           10,000,000     10,375,000
Green Tree Home Improvement Loan Trust
  Home Equity Loan Certificates, Series
  1998-E, Class M-2, 7.27%, Due 6/15/28          6,500,000      6,788,815
Greenwich Capital Acceptance, Inc. Variable
  Rate Mortgage Pass-Thru Certificates,
  Series 1991-1, Class A, 4.8412%,
  Due 2/25/21 (Acquired 4/18/96;
  Cost $481,754) (b) (g)                           472,308        469,947
JP Morgan Chase Commercial Mortgage
  Securities Corporation Interest Only
  Mortgage Pass-Thru Certificates,
  Series 2001-CIB2, Class X2,
  0.9964%, Due 4/15/35 (b)                     125,000,000      6,325,388
Merrill Lynch Mortgage Investors, Inc.
  Senior Subordinated Pass-Thru
  Certificates, Series 1994-A, Class A-5,
  6.9703%, Due 2/15/24                           5,523,882      5,687,141
Morgan Stanley Capital I, Inc. Interest Only
  Variable Rate Commercial Mortgage Pass-
  Thru Certificates, Series 1999-WF1,
  Class X, 0.8192%, Due 11/15/31 (b)            90,770,982      3,496,598
Norwest Asset Securities Corporation
  Mortgage Pass-Thru Certificates, Series
  1998-33, Class A-4, 6.25%, Due 1/25/29         3,902,220      3,934,706
Option One Mortgage Securities
  Corporation Net Interest Margin Trust
  Bonds, Series 1999-2,
  9.66%, Due 6/26/29 (b)                           523,018        512,558
PNC Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series
  1998-14, Class I-A-4, 6.25%, Due 1/25/29       4,589,520      4,657,055
Prudential Home Mortgage Securities
  Company Mortgage Pass-Thru Certificates:
  Series 1992-21, Class B-2,
  7.50%, Due 8/25/07                               530,712        541,326
  Series 1996-7, Class A-10,
  6.75%, Due 6/25/11                            14,225,975     14,858,869
Railcar Leasing LLC Senior Secured Notes,
  Series 1, Class A-1, 6.75%, Due 7/15/06 (b)   13,988,764     14,956,437
Residential Asset Mortgage Products, Inc.
  Interest Only Asset-Backed
  Pass-Thru Certificates:
  Series 2002-RS5, Class AIIO,
  4.00%, Due 2/25/05                            97,481,776      3,720,300
  Series 2002-R24, Class AI0,
  5.75%, Due 4/25/05                            41,552,000      3,135,880
Residential Funding Mortgage Securities I,
  Inc. Mortgage Pass-Thru Certificates, Series
  1998-S25, Class A-2, 6.25%, Due 10/25/13       8,537,083      8,769,078
Rural Housing Trust 1987-1 Senior
  Mortgage Pass-Thru Subordinated
  Certificates, Class 3B, 7.33%, Due 4/01/26     4,124,658      4,384,584
Ryland Mortgage Securities Corporation IV
  Variable Rate Collateralized Mortgage
  Bonds, Series 2, Class 3-A,
  12.2087%, Due 6/25/23                            400,307        399,765
SL Commercial Mortgage Trust Mortgage
  Pass-Thru Certificates, Series 1997-C1,
  Class A, 6.875%, Due 7/25/04 (b)               6,631,572      6,834,455
Salomon Brothers Commercial Mortgage
  Trust Interest Only Variable Rate
  Pass-Thru Certificates, Series 2001-C1,
  Class X-2, 1.247%, Due 12/18/35              115,000,000      6,360,938
Salomon Brothers Mortgage Securities VI,
  Inc. Stripped Coupon Mortgage Pass-
  Thru Certificates, Series 1987-3, Class A,
  Principal Only, Due 10/23/17                     546,198        490,602
Sequoia Mortgage Trust Adjustable Rate
  Asset-Backed Certificates, Series 3,
  Class M-1, 6.85%, Due 6/25/28                 11,127,300     11,177,652
Shearson Lehman Pass-Thru Securities, Inc.
  Asset Trust Variable Rate Pass-Thru
  Certificates, Series 1988-3, Class A,
  5.1288%, Due 9/15/18                           1,944,566      1,998,290
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 1998-RF2, Class A,
  8.5116%, Due 7/15/27 (g)                      13,181,801     14,499,981

SCHEDULES OF INVESTMENTS INSECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------
                    STRONG SHORT-TERM BOND FUND (continued)

                                                        Shares or
                                                        Principal         Value
                                                         Amount         (Note 2)
--------------------------------------------------------------------------------
Structured Mortgage Asset Residential
  Trust Pass-Thru Certificates,
  Series 1992-5, Class BO, Principal Only,
  Due 6/25/23 (g)                                     $   108,036  $    101,988
Structured Mortgage Trust Commercial
  Mortgage-Backed Securities, Series 1997-2,
  Class A, 6.1345%, Due 1/30/06 (b)                     1,390,204     1,306,792
Summit Mortgage Trust Pass-Thru
  Certificates, Series 2002-1, Class A1,
  6.3397%, Due 6/28/16 (b)                              4,647,782     4,848,944
-------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $273,048,619)                       277,497,125
-------------------------------------------------------------------------------
United States Government &
  Agency Issues 30.7%
FHLMC Adjustable Rate Mortgage
  Participation Certificates, Pool #789272,
  5.771%, Due 4/01/32                                   9,194,077     9,546,801
FHLMC Adjustable Rate Participation
  Certificates, Pool #865496,
  6.454%, Due 5/01/26                                   1,743,755     1,813,120
FHLMC Guaranteed Mortgage Participation
  Certificates, Series 2198, Class SC,
  9.00%, Due 6/15/28                                    2,146,213     2,344,274
FHLMC Notes:
  3.50%, Due 9/15/07                                   27,170,000    27,471,424
  4.00%, Due 10/29/07                                     720,000       736,814
  4.875%, Due 3/15/07                                   4,275,000     4,595,924
  5.75%, Due 3/15/09                                   11,220,000    12,476,674
FHLMC Participation Certificates:
  6.50% Due 5/01/04                                        60,636        60,882
  7.50% Due 12/01/11                                    8,152,016     8,674,622
  8.50% Due 1/01/05 thru 9/01/17                        2,880,643     3,118,234
  9.00% Due 5/01/06 thru 10/01/19                       9,482,499    10,593,425
  9.50% Due 3/01/11 thru 12/01/22                       4,813,262     5,506,428
  10.25% Due 7/01/09                                      136,931       152,516
  10.50% Due 1/01/16 thru 7/01/19                       2,883,937     3,327,026
  10.75% Due 9/01/09 thru 11/01/10                        154,768       174,564
  11.25% Due 11/01/09                                     182,008       207,071
FNMA Grantor Trust Pass-Thru Certificates,
  Series 2002-T12, Class A4,
  9.50%, Due 5/25/42                                    7,651,510     8,646,206
FNMA Guaranteed Mortgage Pass-Thru
  Certificates:
  8.00% Due 3/01/13 thru 9/01/23                       19,038,646    20,559,721
  8.50% Due 11/01/12 thru 2/01/23                       8,380,558     9,118,013
  9.00% Due 10/01/22 thru 11/01/24                      9,466,362    10,586,697
  9.50% Due 2/15/11                                     2,533,678     2,810,958
  10.00% Due 7/01/04                                        5,824         6,112
  11.00% Due 10/15/20                                   8,641,551     9,963,894
  12.00% Due 3/01/17                                    1,376,533     1,608,179
  Pool #535573, 8.00%, Due 11/01/13                     3,856,825     4,186,463
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Interest Only Variable
  Rate Pass-Thru Certificates, Series 1995-G2,
  Class IO, 10.00%, Due 5/25/20                         2,839,179       642,555
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  9.40%, Due 10/25/19                                   3,148,920     3,552,901
  10.00%, Due 6/25/19                                   3,633,503     4,145,794
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Trust, Series
  2002-T4, Class A4, 9.50%, Due 12/25/41               21,792,683    24,625,732
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-
  Thru Trust, Series 2002-T6, Class A4,
  6.3174%, Due 3/25/41                                  4,401,535     4,566,592
FNMA Notes:
  3.875%, Due 7/23/04                                  10,000,000    10,051,810
  4.375%, Due 10/15/06                                    225,000       237,619
FNMA Stripped Mortgage-Backed Interest
  Only Securities, Series 1993-M1, Class N,
  0.84%, Due 4/25/20                                    1,597,158           495
FNMA Stripped Mortgage-Backed
  Securities, Series 107, Class 1, Principal
  Only, Due 10/25/06                                     316,926        313,083
GNMA Guaranteed Pass-Thru Certificates:
  7.50% Due 12/15/07 thru 2/15/13                      12,711,161    13,667,448
  8.00% Due 12/15/08                                      577,706       617,007
  8.50% Due 5/15/10                                       437,923       472,355
  9.00% Due 11/15/24                                      596,208       662,752
  9.75% Due 9/15/05 thru 11/15/05                         503,030       539,781
  10.00% Due 2/20/18                                      151,122       172,949
  12.50% Due 4/15/19                                    8,014,814     9,533,852
Small Business Administration Guaranteed
  Loan Interest Only Variable Rate Certificates,
  Group #0190, 3.11%, Due 7/30/18                       4,669,950       145,936
USGI Federal Housing Authority Variable
  Rate Insured Project Loan, Pool Banco 85,
  5.774%, Due 11/24/19                                  1,198,735     1,201,732
United States Treasury Inflation Index Notes,
  3.375%, Due 1/15/07                                  11,405,300    12,258,918
United States Treasury Notes:
  3.00%, Due 11/30/03                                   6,635,000     6,752,373
  3.25%, Due 8/15/07                                   18,040,000    18,460,711
  4.375%, Due 5/15/07                                  20,400,000    21,874,920
  6.75%, Due 5/15/05                                    7,735,000     8,655,952
  12.00%, Due 8/15/13                                   3,280,000     4,788,672
-------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $297,818,367)                                 306,227,981
-------------------------------------------------------------------------------
Preferred Stocks 0.3%
Parmalat Capital Finance 4.0588% Series B (g)             300,000     3,300,000
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $7,546,233)                              3,300,000
-------------------------------------------------------------------------------
Short-Term Investments (a) 8.4%
Corporate Bonds 6.6%
Bausch & Lomb, Inc. Medium-Term Notes,
  Tranche #4, 5.95%, Due 9/08/03                      $ 2,585,000     2,598,458
Bausch & Lomb, Inc. Variable Rate Notes,
  6.375%, Due 8/01/13
(Remarketing Date 8/01/03)                              1,843,000     1,839,766
Clear Channel Communications, Inc.
  Senior Notes, 7.25%, Due 9/15/03                      1,000,000     1,019,570
Cox Communications, Inc. Notes,
  6.15%, Due 8/01/03                                    5,000,000     4,964,165
GS Escrow Corporation Floating Rate Senior
  Notes, 2.7069%, Due 8/01/03                           8,000,000     7,976,624
Panamsat Corporation Notes,
  6.00%, Due 1/15/03                                    4,050,000     4,043,139
Swedbank Floating Rate Debt Unit (Medium-
  Term Structured Enhanced Return Trusts
  1996, Series R-35),  2.592%, Due 11/10/02 (b)        10,000,000     9,975,000
Univision Network Holding LP Subordinated
  Notes, 7.00%, Due 12/17/02 (h)                       19,730,000    33,325,943
                                                                     ----------
                                                                     65,742,665

--------------------------------------------------------------------------------

                    STRONG SHORT-TERM BOND FUND (continued)

                                                    Shares or
                                                    Principal       Value
                                                      Amount       (Note 2)
-----------------------------------------------------------------------------
Money Market Funds 1.1%
Strong Heritage Money Fund -
  Institutional Class (i)                          $11,000,000   $ 11,000,000
                                                                 ------------
                                                                   11,000,000

Repurchase Agreements 0.7.%
ABN AMRO Inc. (Dated 10/31/02),
  1.92%, Due 11/01/02 (Repurchase Proceeds
  $3,600,192); Collateralized by: United
  States Government & Agency Issues (d)              3,600,000      3,600,000
State Street Bank (Dated 10/31/02), 1.50%,
  Due 11/01/02 (Repurchase Proceeds
  $3,008,025); Collateralized by: United
  States Government & Agency Issues (d)              3,007,900      3,007,900
                                                                   ----------
                                                                    6,607,900
United States Government &
  Agency Issues 0.0%
United States Treasury Bills, Due 11/14/02
  thru 12/12/02 (c)                                    400,000        399,583
                                                                   ----------
                                                                      399,583
-----------------------------------------------------------------------------
Total Short-Term Investments (Cost $83,581,340)                    83,750,148
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Investments in Securities (Cost $986,416,653) 99.6%         994,427,387
Other Assets and Liabilities, Net 0.4%                              3,653,848
-----------------------------------------------------------------------------
Net Assets 100.0%                                                $998,081,235
=============================================================================

FUTURES
---------------------------------------------------------------------------------------
                                                                           Unrealized
                                           Expiration   Underlying Face   Appreciation/
                                              Date      Amount at Value   (Depreciation)
---------------------------------------------------------------------------------------
Purchased:
218 Five-Year U.S. Treasury Notes            12/02        $24,794,094       $  697,300
150 Ninety-Day Eurodollars                   12/02         36,684,375        1,046,825

Sold:
137 Ten-Year U.S. Treasury Notes             12/02         15,716,469         (462,832)
210 Two-Year U.S. Treasury Notes             12/02         45,186,094         (640,736)

                     STRONG SHORT-TERM HIGH YIELD BOND FUND

                                                    Shares or
                                                    Principal      Value
                                                     Amount       (Note 2)
---------------------------------------------------------------------------
Corporate Bonds 68.6%
Allied Waste North America, Inc. Senior
  Notes, Series B, 7.625%, Due 1/01/06              $2,500,000   $2,462,500
Argosy Gaming Company Senior
  Subordinated Notes, 10.75%, Due 6/01/09            2,665,000    2,944,825
Avista Corporation Notes,
  6.25%, Due 11/24/03                                4,250,000    4,285,547
British Sky Broadcasting, Ltd. Yankee Notes,
  7.30%, Due 10/15/06                                1,250,000    1,263,783
Chesapeake Energy Corporation Senior
  Notes, 7.875%, Due 3/15/04                         4,600,000    4,807,000
D.R. Horton, Inc. Senior Notes,
  10.50%, Due 4/01/05                                3,400,000    3,570,000
Dillards, Inc. Notes, 6.43%, Due 8/01/04             3,705,000    3,651,229
Dole Food, Inc. Notes, 6.375%, Due 10/01/05          3,850,000    3,673,170
Equistar Chemicals LP/Equistar Funding
  Corporation Notes, 8.50%, Due 2/15/04              5,000,000    4,876,725
FM 1993A Corporation Senior Secured Notes,
  Series B, 9.75%, Due 11/01/03                      2,500,000    2,518,750
Fox Family Worldwide, Inc. Senior Notes,
  9.25%, Due 11/01/07                                3,963,000    4,166,104
Graham Packaging Holdings Company/GPC
  Capital Corporation I Floating Rate Notes,
  5.545%, Due 1/15/08                                1,000,000      750,000
HCA, Inc. Notes:
  6.91%, Due 6/15/05                                 2,845,000    2,990,550
  7.125%, Due 6/01/06                                1,000,000    1,051,822
HMH Properties Senior Secured Notes,
  Series A, 7.875%, Due 8/01/05                      3,450,000    3,398,250
Hollinger International Publishing, Inc.
  Guaranteed Senior Subordinated Notes,
  9.25%, Due 2/01/06                                 5,329,000    5,382,290
Hollywood Casino Corporation Senior
  Secured Notes, 11.25%, Due 5/01/07                 4,525,000    4,909,625
Hollywood Entertainment Corporation
  Senior Subordinated Notes, Series B,
  10.625%, Due 8/15/04                               2,400,000    2,412,000
IMC Global, Inc. Notes:
  6.55%, Due 1/15/05                                 3,500,000    3,361,684
  7.625%, Due 11/01/05                               1,500,000    1,448,313
ITT Corporation Notes, 6.75%, Due 11/15/03           1,670,000    1,672,583
International Game Technology Senior
  Notes, 7.875%, Due 5/15/04                         4,200,000    4,389,000
JC Penney Company, Inc. Debentures,
  7.40%, Due 4/01/37                                 4,665,000    4,469,616
Kansas Gas and Electric Company First
  Mortgage Notes:
  6.20%, Due 1/15/06                                 3,625,000    3,416,164
  7.60%, Due 12/15/03                                1,000,000      995,690
La Quinta Corporation Notes,
  7.82%, Due 9/10/26                                 1,900,000    1,919,000
Lamar Media Corporation Senior
  Subordinated Notes, 9.625%, Due 12/01/06           4,880,000    5,063,000
Lear Corporation Senior Notes, Series B,
  7.96%, Due 5/15/05                                 4,700,000    4,888,000
MGM Mirage, Inc. Senior Notes,
  6.95%, Due 2/01/05                                 3,000,000    3,061,473
MJD Communications, Inc. Floating Rate
  Notes, 6.285%, Due 5/01/08                         5,000,000    2,525,000
Magnum Hunter Resources, Inc. Senior
  Notes, 10.00%, Due 6/01/07                         2,090,000    2,184,050
Mandalay Resort Group Debentures,
  6.70%, Due 7/15/03                                 1,500,000    1,506,860
Panamsat Corporation Notes,
  6.125%, Due 1/15/05                                3,115,000    3,041,903
Park Place Entertainment Corporation Senior
  Subordinated Notes, 7.875%, Due 12/15/05           4,100,000    4,130,750
Paxson Communications Corporation
  Floating Rate Term Loan B,
  5.33%, Due 7/11/06                                 1,975,000    1,935,500
Pegasus Media & Communications, Inc.
  Senior Subordinated Notes, Series B,
  12.50%, Due 7/01/05                                4,000,000    3,460,000
Riverwood International Corporation Floating
  Rate Term Loan B, 4.68%, Due 12/31/06              4,000,000    3,990,000
Rogers Cablesystems, Ltd. Senior Secured
  Second Priority Yankee Notes, Series B,
  10.00%, Due 3/15/05                                2,880,000    2,865,600
Service Corporation International Notes,
  7.375%, Due 4/15/04                                2,200,000    2,145,000
Silgan Holdings, Inc. Senior Subordinated
  Debentures, 9.00%, Due 6/01/09                     1,000,000    1,045,000
Silgan Holdings, Inc. Senior Subordinated
  Notes, 9.00%, Due 6/01/09 (b)                      1,595,000    1,666,775

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------
               STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Smurfit Capital Funding PLC Guaranteed
  Notes, 6.75%, Due 11/20/05                          $ 3,315,000  $  3,283,249
Starwood Hotels & Resorts Worldwide, Inc.
  Notes, 6.75%, Due 11/15/05                            2,580,000     2,504,615
Steel Dynamics, Inc. Floating Rate Term Loan,
  5.61%, Due 12/31/06                                   2,000,000     2,000,000
Tanger Properties LP Notes,
  7.875%, Due 10/24/04                                  6,480,000     6,518,316
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                         6,230,000     6,198,850
Triad Hospitals, Inc. Floating Rate Term
  Loan B, 4.82%, Due 1/04/08                            3,956,364     3,966,255
Voicestream Wireless Corporation/
  Voicestream Wireless Holdings Corporation
  Senior Notes, 10.375%, Due 11/15/09                   4,446,000     4,601,610
WMX Technologies, Inc. Notes,
  8.00%, Due 4/30/04                                      715,000       738,313
Westar Energy, Inc. First Mortgage Notes,
  7.875%, Due 5/01/07                                   2,580,000     2,485,366
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $160,233,691)                           156,591,705
-------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 0.4%
Salomon Brothers Mortgage Securities VII,
  Inc.Floating Rate Mortgage Pass-Thru
  Certificates, Series 1994-5, Class B2,
  5.469%, Due 4/25/24                                     874,063       884,878
-------------------------------------------------------------------------------
Total Non-Agency & Asset-Backed
  Securities (Cost $839,100)                                            884,878
-------------------------------------------------------------------------------
Short-Term Investments (a) 32.1%
Corporate Bonds 29.4%
Bausch & Lomb, Inc. Medium-Term Notes,
   Tranche #4, 5.95%, Due 9/08/03                       2,320,000     2,332,078
Bausch & Lomb, Inc. Variable Rate Notes,
  6.375%, Due 8/01/13
  (Remarketing Date 8/01/03)                            1,160,000     1,157,964
Browning Ferris Industries, Inc. Notes,
  6.10%, Due 1/15/03                                      500,000       500,116
Continental Cablevision, Inc. Senior Notes,
  8.625%, Due 8/15/03                                   4,100,000     4,100,996
Fort James Corporation Medium-Term Notes,
  Series A, 7.86%, Due 12/17/02                         1,750,000     1,743,670
GS Escrow Corporation Floating Rate Senior
  Notes, 2.8225%, Due 8/01/03                           1,500,000     1,495,617
Gap, Inc. Notes, 5.625%, Due 5/01/03                    4,195,000     4,215,975
Guess, Inc. Senior Subordinated Notes,
  Series B, 9.50%, Due 8/15/03                          2,170,000     2,094,050
Hercules, Inc. Notes, 6.625%, Due 6/01/03               5,550,000     5,563,875
Interpool, Inc. Notes, 6.625%, Due 3/01/03              5,000,000     5,012,500
Mandalay Resort Group Senior Subordinated
  Notes, 6.75%, Due 7/15/03                             2,900,000     2,932,625
NS Group, Inc. Senior Notes,
  13.50%, Due 7/15/03                                   1,752,000     1,769,520
Pacific Gas & Electric Company First
  Mortgage Notes, Series 1993C,
  6.25%, Due 8/01/03                                    5,245,000     5,192,550
Panamsat Corporation Notes,
  6.00%, Due 1/15/03                                    1,860,000     1,856,849
Service Corporation International Variable
  Rate Senior Notes, 6.30%, Due 3/15/20
  (Remarketing Date 3/15/03)                            3,300,000     3,267,000
Shopko Stores Corporate Notes,
  6.50%, Due 08/15/03                                   2,500,000     2,484,375
Stewart Enterprises, Inc. Notes, 6.40%,
  Due 5/01/13 (Remarketing Date 5/01/03)                5,020,000     4,994,900
Levi Strauss & Company Variable Rate Term
  Loan, Tranche B, 5.08%, Due 8/29/03                   1,365,270     1,361,857
Tommy Hilfiger USA, Inc. Guaranteed Notes,
  6.50%, Due 6/01/03                                    1,240,000     1,249,958
Tyco International Group SA Variable Rate
  Yankee Notes, 6.25%, Due 6/15/03                      3,150,000     3,056,029
Univision Network Holding LP Subordinated
  Notes, 7.00%, Due 12/17/02 (h)                        6,400,000    10,810,240
                                                                     ----------
                                                                     67,192,744
Repurchase Agreements 2.7%
ABN Amro Inc. (Dated 10/31/02), 1.92%,
  Due 11/01/02 (Repurchase Proceeds
  $4,000,213); Collateralized by: United States
  Government & Agency Issues (d)                        4,000,000     4,000,000
State Street Bank (Dated 10/31/02), 1.50%,
  Due 11/01/02 (Repurchase Proceeds
  $2,110,688); Collateralized by: United States
  Government and Agency Issues (d)                      2,110,600     2,110,600
                                                                      ---------
                                                                      6,110,600
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $73,172,867)                      73,303,344
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $234,245,658) 101.1%          230,779,927
Other Assets and Liabilities, Net (1.1%)                             (2,600,493)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $228,179,434
===============================================================================

-------------------------------------------------------------------------------
LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Restricted security.
(c) All or a portion of security pledged as collateral to cover margin requirements on open futures contracts.
(d)  See Note 2(J) of Notes to Financial Statements.
(e)  All or a portion of security is when-issued
(f)  Non-income producing security.
(g)  Illiquid security.
(h)  Accretion bond.
(i)  Affiliated issuer (See Note 9 of Notes to Financial Statements).


Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2002

                                                                                (In Thousands, Except As Noted)

                                                             Strong Corporate Strong Government Strong High-Yield Strong Short-Term
                                                                Bond Fund      Securities Fund      Bond Fund         Bond Fund
                                                             ---------------- ----------------- ----------------- -----------------
Assets:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $745,195, $2,882,478,         $739,618        $2,957,148         $  497,552         $  983,427
     $621,338 and $975,417, respectively)
     Affiliated Issuers (Cost of $0, $8,000, $0 and $11,000            --             8,000                 --             11,000
     respectively)
   Receivable for Securities Sold                                  22,889           363,646             10,602              1,929
   Receivable for Fund Shares Sold                                  1,030             3,788                131                115
   Interest and Dividends Receivable                               12,061            26,511             13,724             10,032
   Collateral for Securities on Loan                               25,310           427,932                 --             20,879
   Other Assets                                                        75                74                 69                 96
                                                                 --------        ----------         ----------         ----------
   Total Assets                                                   800,983         3,787,099            522,058          1,027,478

Liabilities:
   Payable for Securities Purchased                                12,858           777,082             12,903              4,047
   Written Options, at Value
     (Premiums Received of $0, $127, $0 and $0, respectively)          --                75                 --                 --
   Payable for Fund Shares Redeemed                                   937             1,571                642                313
   Payable Upon Return of Securities on Loan                       25,310           427,932                 --             20,879
   Dividends Payable                                                3,942             7,787              4,704              3,805
   Variation Margin Payable                                           173                70                 --                 28
   Accrued Operating Expenses and Other Liabilities                   459             1,025                413                325
                                                                 --------        ----------         ----------         ----------
   Total Liabilities                                               43,679         1,215,542             18,662             29,397
                                                                 --------        ----------         ----------         ----------
Net Assets                                                       $757,304        $2,571,557         $  503,396         $  998,081
                                                                 ========        ==========         ==========         ==========

Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                 $949,513        $2,438,688         $1,011,019         $1,186,080
   Undistributed Net Investment Income (Loss)                          --             7,015                 58                (15)
   Undistributed Net Realized Gain (Loss)                        (187,917)           51,291           (383,875)          (196,635)
   Net Unrealized Appreciation (Depreciation)                      (4,292)           74,563           (123,806)             8,651
                                                                 --------        ----------         ----------         ----------
   Net Assets                                                    $757,304        $2,571,557         $  503,396         $  998,081
                                                                 ========        ==========         ==========         ==========
Investor Class ($ and shares in full)
   Net Assets                                                $683,288,114    $2,360,228,866       $438,858,153       $933,238,134
   Capital Shares Outstanding (Unlimited Number Authorized)    71,588,043       207,848,421         69,323,888        106,292,082

   Net Asset Value Per Share                                        $9.54            $11.36              $6.33              $8.78
                                                                    =====            ======              =====              =====

Institutional Class ($ and shares in full)
   Net Assets                                                 $43,487,137      $104,606,947        $47,281,440        $55,473,655
   Capital Shares Outstanding (Unlimited Number Authorized)     4,561,270         9,204,319          7,449,392          6,312,440

   Net Asset Value Per Share                                        $9.53            $11.36              $6.35              $8.79
                                                                    =====            ======              =====              =====
Advisor Class ($ and shares in full)
   Net Assets                                                 $30,528,938      $106,721,160        $17,256,742         $9,369,446
   Capital Shares Outstanding (Unlimited Number Authorized)     3,199,518         9,398,780          2,734,176          1,067,052

   Net Asset Value Per Share                                        $9.54            $11.35              $6.31              $8.78
                                                                    =====            ======              =====              =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2002

                                                           (In Thousands, Except As Noted)

                                                                       Strong
                                                                     Short-Term
                                                                     High Yield
                                                                     Bond Fund
                                                                  ----------------
Assets:
   Investments in Securities, at Value (Cost of $234,246)               $230,780
   Receivable for Securities Sold                                          2,196
   Receivable for Fund Shares Sold                                           587
   Interest and Dividends Receivable                                       4,884
   Other Assets                                                               35
                                                                        --------
   Total Assets                                                          238,482
Liabilities:
   Payable for Securities Purchased                                        8,916
   Payable for Fund Shares Redeemed                                          175
   Dividends Payable                                                       1,088
   Accrued Operating Expenses and Other Liabilities                          124
                                                                        --------
   Total Liabilities                                                      10,303
                                                                        --------
Net Assets                                                              $228,179
                                                                        ========
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                        $309,109
   Undistributed Net Investment Income (Loss)                                 --
   Undistributed Net Realized Income (Loss)                              (77,464)
   Net Unrealized Appreciation (Depreciation)                             (3,466)
                                                                        --------
   Net Assets                                                           $228,179
                                                                        ========
Investor Class ($ and shares in full)
   Net Assets                                                       $200,428,902
   Capital Shares Outstanding (Unlimited Number Authorized)           24,188,127
   Net Asset Value Per Share                                               $8.29
                                                                           =====

Advisor Class ($ and shares in full)
   Net Assets                                                        $27,750,532
   Capital Shares Outstanding (Unlimited Number Authorized)            3,349,998

   Net Asset Value Per Share                                               $8.28
                                                                           =====

                       See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------
For the Year Ended October 31, 2002


                                                                              (In Thousands)

                                                             Strong       Strong        Strong        Strong
                                                           Corporate    Government    High-Yield    Short-Term
                                                             Bond       Securities       Bond          Bond
                                                             Fund          Fund          Fund          Fund
                                                           ---------    ----------    ----------    ----------
Income:
  Interest                                                 $ 85,514      $ 98,215      $ 99,585      $ 69,550
  Dividends - Unaffiliated Issuers                              826            --         2,280           851
  Dividends - Affiliated Issuers                                 --            87            14           186
                                                           --------      --------     ---------      --------
  Total Income                                               86,340        98,302       101,879        70,587

Expenses (Note 4):
  Investment Advisory Fees                                    4,340         7,231         3,298         4,526
  Administrative Fees                                         3,129         5,559         2,327         3,239
  Custodian Fees                                                101           213            52           103
  Shareholder Servicing Costs                                 3,041         4,644         2,080         2,215
  12b-1 Fees                                                     82           129            47            25
  Other                                                         681           893           521           595
                                                           --------      --------     ---------      --------
  Total Expenses before Expense Offsets                      11,374        18,669         8,325        10,703
  Expense Offsets                                               (66)         (202)          (47)          (52)
                                                           --------      --------     ---------      --------
  Expenses, Net                                              11,308        18,467         8,278        10,651
                                                           --------      --------     ---------      --------
Net Investment Income                                        75,032        79,835        93,601        59,936

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                            (165,692)       61,294      (281,171)     (107,164)
    Futures Contracts                                           (96)        7,188          (106)       (4,470)
    Swaps                                                      (562)        6,987            --            --
    Written Options                                              80          (218)           --            27
                                                           --------      --------     ---------      --------
    Net Realized Gain (Loss)                               (166,270)       75,251      (281,277)     (111,607)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                              12,257        11,493       100,119        22,737
    Futures Contracts                                           116        (5,750)          298         3,482
    Swaps                                                     1,999        (1,369)           --         2,024
    Written Options                                              --            22            --            --
                                                           --------      --------     ---------      --------
    Net Change in Unrealized Appreciation/Depreciation       14,372         4,396       100,417        28,243
                                                           --------      --------     ---------      --------
Net Gain (Loss) on Investments                             (151,898)       79,647      (180,860)      (83,364)
                                                           --------      --------     ---------      --------
Net Increase (Decrease) in Net Assets
    Resulting from Operations                              ($76,866)     $159,482     ($ 87,259)     ($23,428)
                                                           ========      ========     =========      ========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended October 31, 2002

                                                                (In Thousands)
                                                                     Strong
                                                                  Short-Term
                                                                  High Yield
                                                                   Bond Fund
                                                                 ------------
Income:
  Interest                                                         $ 25,800
  Dividends - Unaffiliated Issuers                                      763
  Dividends - Affiliated Issuers                                         32
                                                                   --------
  Total Income                                                       26,595

Expenses (Note 4):
  Investment Advisory Fees                                            1,233
  Administrative Fees                                                   921
  Custodian Fees                                                         10
  Shareholder Servicing Costs                                           699
  12b-1 Fees                                                             60
  Other                                                                 188
                                                                   --------
  Total Expenses before Expense Offsets                               3,111
  Expense Offsets                                                       (25)
                                                                   --------
  Expenses, Net                                                       3,086
                                                                   --------
Net Investment Income                                                23,509

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                     (65,461)
    Futures Contracts                                                  (660)
                                                                   --------
    Net Realized Gain (Loss)                                        (66,121)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                      39,093
    Futures Contracts                                                   920
                                                                   --------
    Net Change in Unrealized Appreciation/Depreciation               40,013
                                                                   --------
Net Gain (Loss) on Investments                                      (26,108)
                                                                   --------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                       ($  2,599)
                                                                   ========


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             (In Thousands)

                                                             Strong Corporate               Strong Government
                                                                Bond Fund                    Securities Fund
                                                       -----------------------------   -----------------------------
                                                         Year Ended      Year Ended     Year Ended      Year Ended
                                                       Oct. 31, 2002   Oct. 31, 2001   Oct. 31, 2002   Oct. 31, 2001
                                                       -------------   -------------   -------------   -------------
Operations:
  Net Investment Income                                  $   75,032     $   80,541      $   79,835      $   75,347
  Net Realized Gain (Loss)                                 (166,270)        22,138          75,251          57,198
  Net Change in Unrealized Appreciation/Depreciation         14,372         10,574           4,396          75,880
                                                         ----------     ----------      ----------      ----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                         (76,866)       113,253         159,482         208,425

Distributions:
  From Net Investment Income:
    Investor Class                                          (71,043)       (78,445)        (84,192)        (75,186)
    Institutional Class                                      (2,984)        (1,195)         (4,241)         (2,623)
    Advisor Class                                            (2,099)        (1,056)         (2,088)           (168)
  From Net Realized Gains:
    Investor Class                                               --             --         (23,585)             --
    Institutional Class                                          --             --          (1,018)             --
    Advisor Class                                                --             --            (404)             --
                                                         ----------     ----------      ----------      ----------
  Total Distributions                                       (76,126)       (80,696)       (115,528)        (77,977)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                             (446,558)       389,042         748,080         345,801
                                                         ----------     ----------      ----------      ----------
Total Increase (Decrease) in Net Assets                    (599,550)       421,599         792,034         476,249

Net Assets:
  Beginning of Year                                       1,356,854        935,255       1,779,523       1,303,274
                                                         ----------     ----------      ----------      ----------
  End of Year                                            $  757,304     $1,356,854      $2,571,557      $1,779,523
                                                         ==========     ==========      ==========      ==========
  Undistributed Net Investment Income (Loss)             $       --     $    1,223      $    7,015      $    3,704

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
-----------------------------------------------------------------------------------------------------------

                                                                        (In Thousands)
                                                     Strong High-Yield                   Strong Short-Term
                                                          Bond Fund                            Bond Fund
                                                ----------------------------       -------------------------------
                                                  Year Ended     Year Ended          Year Ended        Year Ended
                                                Oct. 31, 2002  Oct. 31, 2001       Oct. 31, 2002     Oct. 31, 2001
                                                -------------  -------------       -------------     -------------
Operations:
   Net Investment Income                          $  93,601      $ 102,752          $   59,936      $   81,399
   Net Realized Gain (Loss)                        (281,277)       (77,702)           (111,607)         10,803
   Net Change in Unrealized
     Appreciation/Depreciation                      100,417       (135,295)             28,243          (6,647)
                                                  ---------      ---------          ----------      ----------

   Net Increase (Decrease) in Net Assets
     Resulting from Operations                      (87,259)      (110,245)            (23,428)         85,555
Distributions:
   From Net Investment Income:
     Investor Class                                 (85,807)      (101,723)            (59,366)        (78,807)
     Institutional Class                             (5,719)          (186)             (3,114)         (3,602)
     Advisor Class                                   (1,949)          (851)               (495)           (172)
                                                  ---------      ---------          ----------      ----------
   Total Distributions                              (93,475)      (102,760)            (62,975)        (82,581)
Capital Share Transactions (Note 8):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                    (191,183)       371,594            (345,020)        263,713
                                                  ---------      ---------          ----------      ----------
Total Increase (Decrease) in Net Assets            (371,917)       158,589            (431,423)        266,687
Net Assets:
   Beginning of Year                                875,313        716,724           1,429,504       1,162,817
                                                  ---------      ---------          ----------      ----------
   End of Year                                    $ 503,396      $ 875,313          $  998,081      $1,429,504
                                                  =========      =========          ==========      ==========
   Undistributed Net Investment Income (Loss)     $      58      $      --         ($       15)    ($      148)


                                                       Strong Short-Term
                                                     High Yield Bond Fund
                                                ----------------------------
                                                  Year Ended     Year Ended
                                                Oct. 31, 2002  Oct. 31, 2001
                                                -------------  -------------
Operations:
   Net Investment Income                          $  23,509      $  30,669
   Net Realized Gain (Loss)                         (66,121)        (4,783)
   Net Change in Unrealized
     Appreciation/Depreciation                       40,013        (37,128)
                                                  ---------      ---------
   Net Increase (Decrease) in
     Net Assets Resulting from Operations            (2,599)       (11,242)
Distributions:
   From Net Investment Income:
     Investor Class                                 (21,787)       (29,964)
     Advisor Class                                   (1,616)          (626)
                                                  ---------      ---------
   Total Distributions                              (23,403)       (30,590)
Capital Share Transactions (Note 8):
   Net Increase (Decrease) in Net Assets
     from Capital Share Transactions               (111,640)       121,333
                                                  ---------      ---------
Total Increase (Decrease) in Net Assets            (137,642)        79,501
Net Assets:
   Beginning of Year                                365,821        286,320
                                                  ---------      ---------
   End of Year                                    $ 228,179      $ 365,821
                                                  =========      =========
   Undistributed Net Investment Income (Loss)     $      --      $      --


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2002

1.   Organization

     The accompanying financial statements represent the Strong Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Corporate Bond Fund (a series of Strong Corporate Bond Fund, Inc.)
     - Strong Government Securities Fund (a series of Strong Government Securities Fund, Inc.)
     - Strong High-Yield Bond Fund (a series of Strong Income Funds, Inc.)
     - Strong Short-Term Bond Fund (a series of Strong Short-Term Bond Fund,
       Inc.)
     - Strong Short-Term High Yield Bond Fund (a series of Strong Income Funds, Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Strong Corporate Bond Fund, Strong Government Securities Fund, Strong High-Yield Bond Fund and Strong Short-Term Bond Fund offer three classes of shares. Investor Class shares are available to the general public, Institutional Class shares are available only to investors that meet certain minimum account sizes and Advisor Class shares are available only through financial professionals. Strong Short-Term High Yield Bond Fund offers only Investor Class shares and Advisor Class shares. The Advisor Class shares are subject to an annual distribution fee as described in Note
     3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities are valued through a commercial pricing service that determines values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted and illiquid securities. The aggregate cost and fair value of restricted and illiquid securities held at October 31, 2002 are as follows:

                                                 Aggregate      Aggregate     Percent of
                                                   Cost         Fair Value    Net Assets
                                               -----------      -----------   ----------
          Strong Corporate Bond Fund           $ 1,593,010      $ 1,750,693       0.2%
          Strong High-Yield Bond Fund              474,430            3,279       0.0%
          Strong Short-Term Bond Fund           31,582,253       26,440,832       2.7%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

--------------------------------------------------------------------------------
October 31, 2002

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures, swaps and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

--------------------------------------------------------------------------------

     (L) Swap Agreements -- The Funds may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements. The swap agreements are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

     (M) Term Loan Commitments -- The Funds may acquire loan interests whereby the Funds are committed to lend cash to a borrower up to a pre-determined limit. The Funds earn interest on the amount drawn by the borrower and fee income on the undrawn loan commitment. The drawn portion of the loan agreement is recorded as an investment and is subject to security valuation procedures. The undrawn portion of the commitment is valued at the difference between the undrawn loan commitment and the current fair value of the undrawn loan commitment. Each Fund designates liquid securities as collateral on the Fund's remaining obligation under the loan commitment. No Funds held any revolving term loan commitments at October 31, 2002.

          The Funds may acquire bank term loans under which the Fund obtains its rights directly from the borrower. Such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. Strong Short-Term High Yield Fund holds bank term loans as listed in the Schedule of Investments.

     (N) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At October 31, 2002, cash collateral received was invested in the Deutsche Daily Assets Fund.

          At October 31, 2002, Strong Corporate Bond Fund, Strong Government Securities Fund and the Strong Short-Term Bond Fund had securities with a market value of $24,792,629, $421,574,837 and $20,470,224, respectively, on loan (included within Investments in the Statements of Assets and Liabilities) and had received $25,309,595, $427,932,259 and $20,879,451, respectively, in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended October 31, 2002, this securities lending income totaled $1,983, $453,702, and $2,127, respectively.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (O) Expenses -- The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

     (P) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (Q) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

--------------------------------------------------------------------------------
October 31, 2002

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Effective November 30, 2001, Strong Investor Services, Inc. ("the Administrator") provides administrative, shareholder recordkeeping and related services to the Funds. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                Administrative    Administrative     Administrative
                                                                     Fees -            Fees -            Fees -
                                                 Advisory Fees  Investor Class  Institutional Class  Advisor Class
                                                 -------------  --------------  -------------------  -------------
     Strong Corporate Bond Fund                   0.375%/(1)/        0.28%             0.02%             0.28%
     Strong Government Securities Fund            0.350%/(2)/        0.28%             0.02%             0.28%
     Strong High-Yield Bond Fund                  0.375%/(1)/        0.28%             0.02%             0.28%
     Strong Short-Term Bond Fund                  0.375%/(1)/        0.28%             0.02%             0.28%
     Strong Short-Term High Yield Bond Fund       0.375%/(1)/        0.28%               *               0.28%

* The Strong Short-Term High Yield Bond Fund does not offer Institutional Class Shares.

/(1)/The Investment Advisory fees are 0.375% for the first $4 billion, 0.35% for $4 to $6 billion, and 0.325% thereafter.

/(2)/The Investment Advisory fees are 0.350% for the first $4 billion, 0.325% for $4 to $6 billion, and 0.30% thereafter.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees for the Investor Class are paid at a rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor" and an affiliate of the Advisor), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the year ended October 31, 2002, is as follows:

                                                  Payable to/
                                               (Receivable from)
                                                 Administrator     Shareholder Servicing   Transfer Agency     Unaffiliated
                                                 or Advisor at       and Other Expenses        Banking          Directors'
                                                 Oct.31, 2002      Paid to Administrator   Charges/(Credits)       Fees
                                               -----------------   ---------------------   -----------------   ------------
     Strong Corporate Bond Fund                    $365,444             $3,047,174              $32,414          $24,651
     Strong Government Securities Fund              730,611              4,650,627               (5,822)          35,071
     Strong High-Yield Bond Fund                    333,043              2,085,189                4,278           18,101
     Strong Short-Term Bond Fund                    244,695              2,222,463               26,943           25,052
     Strong Short-Term High Yield Bond Fund          90,421                701,477                4,751            6,674


4.  Expenses and Expense Offsets
    For the year ended October 31, 2002, the class specific expenses are as follows:

                                          Administrative     Shareholder      Reports to     12b-1
                                               Fees        Servicing Costs   Shareholders     Fees     Other
                                          --------------   ---------------   ------------   -------   -------

Strong Corporate Bond Fund
  Investor Class                            $3,028,396        $2,968,464       $398,277          --   $21,393
  Institutional Class                            8,580             6,651         47,730          --    18,341
  Advisor Class                                 91,942            65,805          7,541    $ 82,091       --
Strong Government Securities Fund
  Investor Class                             5,397,282         4,529,216        465,155          --     6,524
  Institutional Class                           17,570            13,401         29,372          --    13,071
  Advisor Class                                143,983           101,450         20,680     128,556        60
Strong High-Yield Bond Fund
  Investor Class                             2,264,628         2,034,004        286,088          --    10,054
  Institutional Class                           10,375             8,082          8,838          --        --
  Advisor Class                                 52,308            37,523         11,812      46,703        64
Strong Short-Term Bond Fund
  Investor Class                             3,199,236         2,186,557        335,466          --    23,006
  Institutional Class                           11,128             8,475         14,105          --    11,143
  Advisor Class                                 28,213            20,199          3,223      25,191        26
Strong Short-Term High Yield Bond Fund
  Investor Class                               854,051           651,348         92,047          --     7,141
  Advisor Class                                 66,644            47,709         10,165      59,504        30

For the year ended October 31, 2002, the expense offsets are as follows:

                                             Expense
                                           Waivers and     Transfer Agency
                                           Absorptions     Banking Credits   Earnings Credits
                                           -----------     ---------------   ----------------
Strong Corporate Bond Fund
  Investor Class                                  --                --                 --
  Institutional Class                             --                --                 --
  Advisor Class                             ($ 6,385)         ($ 1,065)                --
  Fund Level                                      --                --          ($ 58,275)
Strong Government Securities Fund
  Investor Class                                  --           (18,916)                --
  Institutional Class                             --                --                 --
  Advisor Class                              (18,843)               --                 --
  Fund Level                                      --                --           (163,971)
Strong High-Yield Bond Fund
  Investor Class                                  --                --                 --
  Institutional Class                             --              (259)                --
  Advisor Class                              (12,783)               --                 --
  Fund Level                                      --               (10)           (33,799)
Strong Short-Term Bond Fund
  Investor Class                                  --                --                 --
  Institutional Class                             --                --                 --
  Advisor Class                               (3,252)               --                 --
  Fund Level                                      --                --            (48,646)
Strong Short-Term High Yield Bond Fund
  Investor Class                                  --                --                 --
  Advisor Class                              (13,851)               --                 --
  Fund Level                                      --                --            (11,320)


--------------------------------------------------------------------------------
October 31, 2002

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 5% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At October 31, 2002, there were no borrowings by the Funds under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the year ended October 31, 2002, are as follows:

                                                        Purchases                               Sales
                                              ---------------------------------    ---------------------------------
                                              U.S. Government                      U.S. Government
                                                 and Agency           Other          and Agency           Other
                                              ---------------   ---------------    ---------------   ---------------
     Strong Corporate Bond Fund               $ 1,801,497,977    $2,825,316,570    $ 1,795,091,474    $3,278,650,543
     Strong Government Securities Fund         12,093,534,517       598,567,578     11,170,077,572       620,537,421
     Strong High-Yield Bond Fund                           --       994,683,660                 --     1,187,110,455
     Strong Short-Term Bond Fund                  923,031,881       842,391,444        836,092,461     1,265,175,235
     Strong Short-Term High Yield Bond Fund         1,496,379       263,546,751          1,497,498       359,129,637

7.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of October 31, 2002:

                                                                                       Net Unrealized
                                                              Gross         Gross       Appreciation/                  Distributable
                                              Cost of      Unrealized     Unrealized   (Depreciation)  Distributable     Long-Term
                                            Investments   Appreciation (Depreciation)  on Investments Ordinary Income  Capital Gains
                                           -------------- ------------ -------------- --------------- ---------------  -------------
   Strong Corporate Bond Fund              $  747,212,365  $24,624,392  ($32,219,159) ($  7,594,767)    $         39            --
   Strong Government Securities Fund        2,895,582,821   76,462,809    (6,897,975)    69,564,834       55,225,227    $8,427,203
   Strong High-Yield Bond Fund                624,864,175    8,360,419  (135,692,757)  (127,332,338)          57,845            --
   Strong Short-Term Bond Fund              1,002,014,721   14,580,128   (22,167,462)    (7,587,334)              --            --
   Strong Short-Term High Yield Bond Fund     234,246,340    1,453,973    (4,920,386)    (3,466,413)              --            --


     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the year ended October 31, 2002 and capital loss carryovers (expiring in varying amounts through 2010) as of October 31, 2002, are:


                                                                              Long-Term
                                                            Ordinary           Capital
                                                             Income             Gains        Net Capital Loss
                                                          Distributions     Distributions       Carryovers
                                                          -------------     -------------    ----------------
     Strong Corporate Bond Fund                           $ 76,126,153                --      ($184,422,340)
     Strong Government Securities Fund                     103,569,175       $11,958,505                 --
     Strong High-Yield Bond Fund                            93,474,215                --       (380,501,065)
     Strong Short-Term Bond Fund                            62,975,707                --       (180,001,448)
     Strong Short-Term High Yield Bond Fund                 23,402,354                --        (77,503,868)

     For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2002, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited):
     Strong Corporate Bond Fund 0.3%, Strong Government Securities Fund 0.0%, Strong High-Yield Bond Fund 2.4%, Strong Short-Term Bond Fund 0.2%, and Strong Short-Term High Yield Bond Fund 3.3%.

     Net capital loss carryovers of $35,507,371 for Strong Short-Term Bond Fund are scheduled to expire in 2003.

--------------------------------------------------------------------------------
 8.  Capital Share Transactions

                                                       Strong Corporate              Strong Government
                                                          Bond Fund                   Securities Fund
                                                ----------------------------  ------------------------------
                                                 Year Ended     Year Ended      Year Ended       Year Ended
                                                Oct. 31, 2002  Oct. 31, 2001  Oct. 31, 2002    Oct. 31, 2001
                                                -------------  -------------  --------------   -------------
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $347,725,458   $629,970,564   $1,520,833,899   $797,153,345
  Proceeds from Reinvestment of Distributions     54,702,132     58,155,335       95,084,813     68,152,583
  Payment for Shares Redeemed                   (868,343,016)  (349,060,741)    (986,620,419)  (582,821,694)
                                                ------------   ------------   --------------   ------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                   (465,915,426)   339,065,158      629,298,293    282,484,234

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                       43,530,816     28,855,158       73,794,549     58,015,914
  Proceeds from Reinvestment of Distributions        909,993        857,827        2,762,596      1,389,398
  Payment for Shares Redeemed                    (27,717,438)    (4,496,667)     (50,077,419)    (7,942,101)
                                                ------------   ------------   --------------   ------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                     16,723,371     25,216,318       26,479,726     51,463,211

ADVISOR CLASS
  Proceeds from Shares Sold                       20,019,555     31,448,514      104,127,677     12,897,469
  Proceeds from Reinvestment of Distributions      2,084,858        933,742        2,225,964        129,414
  Payment for Shares Redeemed                    (19,470,816)    (7,621,404)     (14,051,405)    (1,173,438)
                                                ------------   ------------   --------------   ------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                      2,633,597     24,760,852       92,302,236     11,853,445
                                                ------------   ------------   --------------   ------------
Net Increase (Decrease) in Net Assets
  from Capital Share Transactions              ($446,558,458)  $389,042,328   $  748,080,255   $345,800,890
                                                ============   ============   ==============   ============

Transactions in Shares of Each Class of
the Funds Were as Follows:

INVESTOR CLASS
  Sold                                            34,219,198     58,391,653      138,341,113     73,978,495
  Issued in Reinvestment of Distributions          5,405,139      5,406,820        8,699,718      6,373,413
  Redeemed                                       (87,753,713)   (32,463,100)     (89,434,376)   (54,293,413)
                                                ------------   ------------   --------------   ------------
  Net Increase (Decrease) in Shares              (48,129,376)    31,335,373       57,606,455     26,058,495
                                                ============   ============   ==============   ============
INSTITUTIONAL CLASS
  Sold                                             4,343,307      2,674,155        6,699,053      5,374,548
  Issued in Reinvestment of Distributions             89,684         79,610          252,902        129,544
  Redeemed                                        (2,837,715)      (414,598)      (4,509,790)      (729,815)
                                                ------------   ------------   --------------   ------------
  Net Increase (Decrease) in Shares                1,595,276      2,339,167        2,442,165      4,774,277
                                                ============   ============   ==============   ============
ADVISOR CLASS
  Sold                                             1,983,209      2,908,409        9,369,584      1,187,288
  Issued in Reinvestment of Distributions            207,062         86,543          203,072         11,950
  Redeemed                                        (1,958,369)      (712,106)      (1,273,061)      (108,380)
                                                ------------   ------------   --------------   ------------
  Net Increase (Decrease) in Shares                  231,902      2,282,846        8,299,595      1,090,858
                                                ============   ============   ==============   ============

--------------------------------------------------------------------------------
October 31, 2002

                                                    Strong High-Yield             Strong Short-Term
                                                        Bond Fund                     Bond Fund
                                               ----------------------------   -----------------------------
                                                 Year Ended     Year Ended     Year Ended      Year Ended
                                               Oct. 31, 2002  Oct. 31, 2001   Oct. 31, 2002   Oct. 31, 2001
                                               -------------  -------------   -------------   -------------
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $406,437,313   $717,995,085    $283,035,191    $671,745,757
  Proceeds from Reinvestment of Distributions     64,821,469     68,530,927      51,757,693      65,060,085
  Payment for Shares Redeemed                   (718,657,506)  (446,264,963)   (668,141,853)   (529,743,452)
                                               -------------  -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                   (247,398,724)   340,261,049    (333,348,969)    207,062,390

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                      100,017,947     14,237,342      31,361,582      55,064,044
  Proceeds from Reinvestment of Distributions      5,249,781         74,014       2,331,027       3,127,631
  Payment for Shares Redeemed                    (55,695,230)            --     (45,743,059)    (11,298,941)
                                               -------------  -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                    49,572,498     14,311,356     (12,050,450)     46,892,734

ADVISOR CLASS
  Proceeds from Shares Sold                       12,453,884     18,521,723       7,960,965      11,430,601
  Proceeds from Reinvestment of Distributions      1,892,984        680,525         500,820         128,929
  Payment for Shares Redeemed                     (7,703,557)    (2,180,462)     (8,082,279)     (1,801,299)
                                               -------------  -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                      6,643,311     17,021,786         379,506       9,758,231
                                               -------------  -------------   -------------   -------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                   ($191,182,915)  $371,594,191   ($345,019,913)   $263,713,355
                                               =============  =============   =============   =============

Transactions in Shares of Each Class of
the Funds Were as Follows:

INVESTOR CLASS
  Sold                                            52,359,009     78,287,079      31,297,568      70,685,512
  Issued in Reinvestment of Distributions          8,702,168      7,679,590       5,719,231       6,860,070
  Redeemed                                      (100,974,267)   (50,723,199)    (74,251,304)    (55,879,402)
                                               -------------  -------------   -------------   -------------
  Net Increase (Decrease) in Shares              (39,913,090)    35,243,470     (37,234,505)     21,666,180
                                               =============  =============   =============   =============
INSTITUTIONAL CLASS
  Sold                                            13,274,778      1,748,212       3,477,796       5,810,023
  Issued in Reinvestment of Distributions            728,734          9,306         256,710         328,910
  Redeemed                                        (8,311,638)            --      (5,023,284)     (1,190,802)
                                               -------------  -------------   -------------   -------------
  Net Increase (Decrease) in Shares                5,691,874      1,757,518      (1,288,778)      4,948,131
                                               =============  =============   =============   =============
ADVISOR CLASS
  Sold                                             1,661,714      2,082,837         883,951       1,201,468
  Issued in Reinvestment of Distributions            258,803         79,462          55,480          13,549
  Redeemed                                        (1,102,175)      (259,159)       (900,232)       (188,873)
                                               -------------  -------------   -------------   -------------
  Net Increase (Decrease) in Shares                  818,342      1,903,140          39,199       1,026,144
                                               =============  =============   =============   =============

                                                                               Strong Short-Term
                                                                              High Yield Bond Fund
                                                                        --------------------------------
                                                                         Year Ended          Year Ended
                                                                        Oct. 31, 2002      Oct. 31, 2001
                                                                        -------------      -------------
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                                            $182,621,702        $372,807,969
   Proceeds from Reinvestment of Distributions                            19,541,966          25,508,673
   Payment for Shares Redeemed                                          (325,898,843)       (295,959,804)
                                                                        ------------        ------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                         (123,735,175)        102,356,838

ADVISOR CLASS
   Proceeds from Shares Sold                                              19,108,364          21,086,890
   Proceeds from Reinvestment of Distributions                             1,584,439             521,852
   Payment for Shares Redeemed                                            (8,597,488)         (2,632,932)
                                                                        ------------        ------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                           12,095,315          18,975,810
                                                                        ------------        ------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                          ($111,639,860)       $121,332,648
                                                                        ============        ============

Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                                   20,875,557          38,108,034
   Issued in Reinvestment of Distributions                                 2,238,812           2,627,020
   Redeemed                                                              (37,934,666)        (30,713,638)
                                                                        ------------        ------------
   Net Increase (Decrease) in Shares                                     (14,820,297)         10,021,416
                                                                        ============        ============
ADVISOR CLASS
   Sold                                                                    2,205,788           2,179,655
   Issued in Reinvestment of Distributions                                   183,161              54,573
   Redeemed                                                               (1,003,849)           (273,969)
                                                                        ------------        ------------
   Net Increase (Decrease) in Shares                                       1,385,100           1,960,259
                                                                        ============        ============


9.  Investments in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended October 31, 2002 is as follows:


                                           Balance of        Gross       Gross Sales    Balance of       Value      Dividend Income
                                          Shares Held      Purchases         and        Shares Held     Oct. 31,     Nov. 1, 2001-
                                          Nov. 1, 2001   and Additions    Reductions   Oct. 31, 2002     2002        Oct. 31, 2002
                                          ------------   -------------   -----------   -------------   -----------  ---------------
Strong Government Securities Fund
---------------------------------
Strong Heritage Money Fund                     --         31,500,000     23,500,000       8,000,000    $ 8,000,000    $ 87,020
Strong High-Yield Bond Fund
---------------------------
Strong Heritage Money Fund                     --         14,000,000     14,000,000             --             --       13,745
Strong Short-Term Bond Fund
---------------------------
Strong Heritage Money Fund                     --         47,000,000     36,000,000      11,000,000     11,000,000     186,424
Strong Short-Term High Yield Bond Fund
--------------------------------------
Strong Heritage Money Fund                     --         18,000,000     18,000,000             --             --       32,113


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                                  -------------------------------------------------
                                                                  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                        2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.80   $ 10.43   $10.60     $11.09    $11.08

Income From Investment Operations:
   Net Investment Income                                             0.65      0.76     0.77       0.73      0.73
   Net Realized and Unrealized Gains (Losses) on Investments        (1.26)     0.37    (0.19)     (0.49)     0.02
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 (0.61)     1.13     0.58       0.24      0.75

Less Distributions:
   From Net Investment Income                                       (0.65)    (0.76)   (0.75)     (0.73)    (0.73)
   In Excess of Net Investment Income                                  --        --       --         --     (0.01)
-------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.65)    (0.76)   (0.75)     (0.73)    (0.74)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $9.54    $10.80   $10.43     $10.60    $11.09
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
   Total Return                                                     -5.7%    +11.1%    +5.7%      +2.2%     +6.8%
   Net Assets, End of Period (In Millions)                           $683    $1,293     $921       $868      $819
   Ratio of Expenses to Average Net Assets before Expense Offsets    1.0%      0.9%     0.9%       0.8%      0.9%
   Ratio of Expenses to Average Net Assets                           1.0%      0.9%     0.9%       0.8%      0.9%
   Ratio of Net Investment Income to Average Net Assets              6.6%      7.0%     7.3%       6.7%      6.5%
   Portfolio Turnover Rate/b)/                                     411.5%    341.4%   293.9%     403.2%    366.9%


STRONG CORPORATE BOND FUND -- INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended
                                                                  ----------------------------------------
                                                                  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                        2002      2001      2000    1999/(c)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.79    $10.42   $10.59     $10.58

Income From Investment Operations:
   Net Investment Income                                             0.68      0.81     0.80       0.13
   Net Realized and Unrealized Gains (Losses) on Investments        (1.25)     0.37    (0.17)      0.01
----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 (0.57)     1.18     0.63       0.14

Less Distributions:
   From Net Investment Income                                       (0.69)    (0.81)   (0.80)     (0.13)
----------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.69)    (0.81)   (0.80)     (0.13)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $9.53    $10.79   $10.42     $10.59
----------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
==========================================================================================================
   Total Return                                                     -5.4%    +11.6%    +6.2%      +1.4%
   Net Assets, End of Period (In Millions)                            $43       $32       $7         $1
   Ratio of Expenses to Average Net Assets before Expense Offsets    0.6%      0.5%     0.4%       0.4%*
   Ratio of Expenses to Average Net Assets                           0.6%      0.5%     0.4%       0.4%*
   Ratio of Net Investment Income to Average Net Assets              7.0%      7.4%     7.7%       6.9%*
   Portfolio Turnover Rate/b)/                                     411.5%    341.4%   293.9%     403.2%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from September 1, 1999 (commencement of class) to October 31, 1999.

                                   See Notes to Financial Statements.


FINANCIAL  HIGHLIGHTS  (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND -- ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                                    ----------------------------------------
                                                                    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                          2002      2001      2000     1999/(b)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.80    $10.42    $10.59    $10.58
Income From Investment Operations:
   Net Investment Income                                               0.63      0.74      0.73      0.12
   Net Realized and Unrealized Gains (Losses) on Investments          (1.25)     0.38     (0.17)     0.01
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                   (0.62)     1.12      0.56      0.13
Less Distributions:
   From Net Investment Income                                         (0.64)    (0.74)    (0.73)    (0.12)
------------------------------------------------------------------------------------------------------------
   Total Distributions                                                (0.64)    (0.74)    (0.73)    (0.12)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $ 9.54    $10.80    $10.42    $10.59
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
   Total Return                                                       -5.8%    +11.0%     +5.5%     +1.2%
   Net Assets, End of Period (In Millions)                              $31       $32    $    7    $ 0/(c)/
   Ratio of Expenses to Average Net Assets before Expense Offsets      1.2%      1.3%      1.1%      1.2%*
   Ratio of Expenses to Average Net Assets                             1.1%      1.1%      1.1%      1.2%*
   Ratio of Net Investment Income to Average Net Assets                6.4%      6.7%      6.9%      6.8%*
   Portfolio Turnover Rate/(d)/                                      411.5%    341.4%    293.9%    403.2%

STRONG GOVERNMENT SECURITIES FUND-- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                                    -------------------------------------------------
                                                                    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                          2002      2001      2000      1999       1998
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $11.26    $10.33    $10.23    $11.04     $10.70
Income From Investment Operations:
   Net Investment Income                                               0.43      0.55      0.59      0.58       0.60
   Net Realized and Unrealized Gains (Losses) on Investments           0.31      0.95      0.10     (0.58)      0.34
---------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                    0.74      1.50      0.69       --        0.94
Less Distributions:
   From Net Investment Income                                         (0.48)    (0.57)    (0.59)    (0.58)     (0.60)
   From Net Realized Gains                                            (0.16)       --        --     (0.23)        --
---------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                (0.64)    (0.57)    (0.59)    (0.81)     (0.60)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $11.36    $11.26    $10.33    $10.23     $11.04
=====================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
   Total Return                                                       +7.0%    +14.9%     +7.0%      0.0%/(e)/ +9.1%
   Net Assets, End of Period (In Millions)                           $2,360    $1,691    $1,283    $1,340     $1,309
   Ratio of Expenses to Average Net Assets before Expense Offsets      0.9%      0.9%      0.9%      0.8%       0.8%
   Ratio of Expenses to Average Net Assets                             0.9%      0.9%      0.9%      0.8%       0.8%
   Ratio of Net Investment Income to Average Net Assets                3.8%      5.1%      5.8%      5.5%       5.5%
   Portfolio Turnover Rate/(d)/                                      519.2%    552.2%    373.3%    185.3%     284.1%

  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (commencement of class) to October 31, 1999.
(c) Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Amount calculated is less than 0.05%.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                                         ---------------------------------------
                                                                         Oct. 31,   Oct. 31, Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                               2002       2001     2000    1999/(b)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $11.26     $10.34   $10.22   $10.21

Income From Investment Operations:
  Net Investment Income                                                     0.48       0.60     0.64     0.11
  Net Realized and Unrealized Gains (Losses) on Investments                 0.31       0.93     0.12     0.01
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          0.79       1.53     0.76     0.12

Less Distributions:
  From Net Investment Income                                               (0.53)     (0.61)   (0.64)   (0.11)
  From Net Realized Gains                                                  (0.16)        --       --       --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                      (0.69)     (0.61)   (0.64)   (0.11)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $11.36     $11.26   $10.34   $10.22
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                                             +7.5%     +15.3%    +7.7%    +1.1%/(c)/
  Net Assets, End of Period (In Millions)                                   $105        $76      $21       $0
  Ratio of Expenses to Average Net Assets before Expense Offsets            0.5%       0.5%     0.4%     0.4%*
  Ratio of Expenses to Average Net Assets                                   0.5%       0.5%     0.4%     0.4%*
  Ratio of Net Investment Income to Average Net Assets                      4.5%       5.4%     6.2%     5.9%*
  Portfolio Turnover Rate/(d)/                                            519.2%     552.2%   373.3%   185.3%

STRONG GOVERNMENT SECURITIES FUND -- ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                                         ---------------------------------------
                                                                         Oct. 31,   Oct. 31, Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                               2002       2001     2000    1999/(b)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $11.25     $10.33   $10.22   $10.21

Income From Investment Operations:
  Net Investment Income                                                     0.42       0.54     0.56     0.09
  Net Realized and Unrealized Gains (Losses) on Investments                 0.30       0.92     0.11     0.01
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          0.72       1.46     0.67     0.10

Less Distributions:
  From Net Investment Income                                               (0.46)     (0.54)   (0.56)   (0.09)
  From Net Realized Gains                                                  (0.16)        --       --       --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                      (0.62)     (0.54)   (0.56)   (0.09)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $11.35     $11.25   $10.33   $10.22
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                                             +6.8%     +14.5%    +6.8%    +1.0%
  Net Assets, End of Period (In Millions)                                   $107        $12       $0/(c)/  $0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets            1.1%       1.4%     1.9%     1.2%*
  Ratio of Expenses to Average Net Assets                                   1.1%       1.1%     1.1%     1.2%*
  Ratio of Net Investment Income to Average Net Assets                      3.7%       4.5%     5.5%     5.4%*
  Portfolio Turnover Rate/(d)/                                            519.2%     552.2%   373.3%   185.3%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (commencement of class) to October 31, 1999.
(c) Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                    Year Ended
                                                                --------------------------------------------------
                                                                 Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                       2002      2001       2000      1999      1998
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $7.75     $9.68      $10.60    $10.73    $11.94

Income From Investment Operations:
  Net Investment Income                                            0.78      1.03        1.14      1.09      1.05
  Net Realized and Unrealized Gains (Losses) on Investments       (1.42)    (1.93)      (0.92)    (0.05)    (0.89)
------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                (0.64)    (0.90)       0.22      1.04      0.16

Less Distributions:
  From Net Investment Income                                      (0.78)    (1.03)      (1.14)    (1.08)    (1.04)
  In Excess of Net Investment Income                                 --        --          --        --     (0.01)
  From Net Realized Gains                                            --        --          --     (0.09)    (0.32)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                                             (0.78)    (1.03)      (1.14)    (1.17)    (1.37)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $6.33     $7.75       $9.68    $10.60    $10.73
==================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------
  Total Return                                                    -9.1%    -10.1%       +1.9%     +9.8%     +0.9%
  Net Assets, End of Period (In Millions)                         $439      $847        $717      $595      $462
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                                1.0%      0.9%        0.9%      0.8%      0.8%
  Ratio of Expenses to Average Net Assets                          1.0%      0.9%        0.9%      0.8%      0.8%
  Ratio of Net Investment Income to Average Net Assets            10.6%     11.5%       11.0%      9.8%      8.8%
  Portfolio Turnover Rate/(b)/                                   120.3%    114.4%      103.8%    144.7%    224.4%



STRONG HIGH-YIELD BOND FUND -- INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------

                                                                                         Year Ended
                                                                                 -------------------------
                                                                                  Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                                       2002          2001/(c)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $7.75         $8.56

Income From Investment Operations:
  Net Investment Income                                                             0.82          0.26
  Net Realized and Unrealized Gains (Losses) on Investments                        (1.40)        (0.81)
----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                 (0.58)        (0.55)

Less Distributions:
  From Net Investment Income                                                       (0.82)        (0.26)
----------------------------------------------------------------------------------------------------------
  Total Distributions                                                              (0.82)        (0.26)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                     $6.35         $7.75
==========================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------
  Total Return                                                                     -8.4%         -6.5%
  Net Assets, End of Period (In Millions)                                            $47           $14
  Ratio of Expenses to Average Net Assets before Expense Offsets                    0.5%          0.5%*
  Ratio of Expenses to Average Net Assets                                           0.5%          0.5%*
  Ratio of Net Investment Income to Average Net Assets                             11.0%         12.9%*
  Portfolio Turnover Rate /(b)/                                                    120.3%        114.4%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from July 31, 2001 (commencement of class) to October 31,
    2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------


                                                                                      Year Ended
                                                                               ----------------------------------
                                                                                Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                                      2002       2001       2000/(b)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                             $ 7.74    $ 9.67   $ 10.78
Income From Investment Operations:
  Net Investment Income                                                            0.77      1.01      0.75
  Net Realized and Unrealized Gains (Losses) on Investments                       (1.43)    (1.93)    (1.11)
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                (0.66)    (0.92)    (0.36)
Less Distributions:
  From Net Investment Income                                                      (0.77)    (1.01)    (0.75)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                             (0.77)    (1.01)    (0.75)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                   $ 6.31    $ 7.74    $ 9.67
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                                    -9.4%    -10.3%     -3.4%
  Net Assets, End of Period (In Millions)                                           $17       $15        $0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets                   1.2%      1.6%      1.2%*
  Ratio of Expenses to Average Net Assets                                          1.1%      1.1%      1.1%*
  Ratio of Net Investment Income to Average Net Assets                            10.4%     11.3%     10.7%*
  Portfolio Turnover Rate/(d)/                                                   120.3%    114.4%    103.8%


STRONG SHORT-TERM BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                                    Year Ended
                                                                 ----------------------------------------------------
                                                                  Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                        2002      2001      2000       1999       1998
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.39      $9.34     $9.41     $9.57     $9.78
Income From Investment Operations:
  Net Investment Income                                            0.44       0.60      0.63      0.62      0.66
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                 (0.59)      0.05     (0.07)    (0.17)    (0.21)
---------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                (0.15)      0.65      0.56      0.45      0.45
Less Distributions:
  From Net Investment Income                                      (0.46)     (0.60)    (0.63)    (0.61)    (0.66)
  In Excess of Net Investment Income                                 --         --        --        --      0.00/(e)/
---------------------------------------------------------------------------------------------------------------------
  Total Distributions                                             (0.46)     (0.60)    (0.63)    (0.61)    (0.66)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $8.78      $9.39     $9.34     $9.41     $9.57
=====================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
  Total Return                                                    -1.6%      +7.1%     +6.2%     +4.8%     +4.7%
  Net Assets, End of Period (In Millions)                          $933     $1,348    $1,138    $1,272    $1,329
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                                 0.9%       0.9%      0.9%      0.8%      0.8%
  Ratio of Expenses to Average Net Assets                          0.9%       0.9%      0.9%      0.8%      0.8%
  Ratio of Net Investment Income to Average Net Assets             4.9%       6.2%      6.7%      6.5%      6.7%
  Portfolio Turnover Rate/(d)/                                   154.3%     129.3%     94.1%    124.2%    138.3%



  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from March 1, 2000 (commencement of class) to October 31,
     2000.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount calculated is less than $0.005.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                    Year Ended
                                                                      --------------------------------------
                                                                      Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                            2002      2001      2000    1999/(b)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $9.40    $9.35     $9.42     $9.42

Income From Investment Operations:
   Net Investment Income                                                 0.48     0.64      0.67      0.11
   Net Realized and Unrealized Gains (Losses) on Investments            (0.59)    0.05     (0.07)       --
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (0.11)    0.69      0.60      0.11
Less Distributions:
   From Net Investment Income                                           (0.50)   (0.64)    (0.67)    (0.11)
------------------------------------------------------------------------------------------------------------
   Total Distributions                                                  (0.50)   (0.64)    (0.67)    (0.11)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $8.79    $9.40     $9.35     $9.42
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
   Total Return                                                          -1.1%   +7.6%     +6.6%     +1.2%
   Net Assets, End of Period (In Millions)                                $55      $71       $25       $13
   Ratio of Expenses to Average Net Assets before Expense Offsets        0.5%     0.4%      0.4%      0.4%*
   Ratio of Expenses to Average Net Assets                               0.5%     0.4%      0.4%      0.4%*
   Ratio of Net Investment Income to Average Net Assets                  5.3%     6.6%      7.2%      6.8%*
   Portfolio Turnover Rate/(c)/                                        154.3%   129.3%     94.1%    124.2%

STRONG SHORT-TERM BOND FUND -- ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                                      --------------------------------------
                                                                      Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                            2002      2001      2000    1999/(b)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $9.40    $9.34     $9.41     $9.42

Income From Investment Operations:
   Net Investment Income                                                 0.42     0.58      0.60      0.10
   Net Realized and Unrealized Gains (Losses) on Investments            (0.60)    0.06     (0.07)    (0.01)
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (0.18)    0.64      0.53      0.09
Less Distributions:
   From Net Investment Income                                           (0.44)   (0.58)    (0.60)    (0.10)
------------------------------------------------------------------------------------------------------------
   Total Distributions                                                  (0.44)   (0.58)    (0.60)    (0.10)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $8.78    $9.40     $9.34     $9.41
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
   Total Return                                                         -1.9%    +6.9%     +5.8%     +0.9%
   Net Assets, End of Period (In Millions)                                 $9      $10        $0/(d)/   $0/(d)/
   Ratio of Expenses to Average Net Assets before Expense Offsets        1.2%     1.3%      2.0%      1.2%*
   Ratio of Expenses to Average Net Assets                               1.1%     1.1%      1.1%      1.2%*
   Ratio of Net Investment Income to Average Net Assets                  4.7%     5.5%      6.5%      6.3%*
   Portfolio Turnover Rate/(c)/                                        154.3%   129.3%     94.1%    124.2%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (commencement of class) to October 31, 1999.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Amount is less than $500,000.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM HIGH YIELD BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                   Year Ended
                                                                -------------------------------------------------
                                                                Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                      2002      2001      2000       1999      1998
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $8.93     $9.88    $10.21     $10.20    $10.24

Income From Investment Operations:
   Net Investment Income                                           0.61      0.82      0.81       0.79      0.77
   Net Realized and Unrealized Gains (Losses) on Investments      (0.64)    (0.95)    (0.33)      0.06      0.01
-----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               (0.03)    (0.13)     0.48       0.85      0.78

Less Distributions:
   From Net Investment Income                                     (0.61)    (0.82)    (0.81)     (0.79)    (0.77)
   From Net Realized Gains                                           --        --     (0.00)/(b)/(0.05)    (0.05)
-----------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.61)    (0.82)    (0.81)     (0.84)    (0.82)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $8.29     $8.93    $ 9.88     $10.21    $10.20
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
   Total Return                                                   -0.4%     -1.6%     +4.9%      +8.5%     +7.7%
   Net Assets, End of Period (In Millions)                         $200      $348      $286       $252      $106
   Ratio of Expenses to Average Net Assets before Expense          0.9%      0.8%      0.8%       0.8%      0.9%
     Offsets
   Ratio of Expenses to Average Net Assets                         0.9%      0.8%      0.8%       0.8%      0.9%
   Ratio of Net Investment Income to Average Net Assets            7.2%      8.5%      8.1%       7.6%      7.4%
   Portfolio Turnover Rate/(c)/                                   86.1%     72.9%     66.8%      60.1%    190.1%



STRONG SHORT-TERM HIGH YIELD BOND FUND -- ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------

                                                                                          Year Ended
                                                                               ------------------------------
                                                                               Oct. 31,  Oct.31,   Oct. 31,
Selected Per-Share Data/(a)/                                                     2002      2001      2000/(d)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $8.93     $9.88     $10.05

Income From Investment Operations:
   Net Investment Income                                                         0.60      0.79       0.51
   Net Realized and Unrealized Gains (Losses) on Investments                    (0.65)    (0.95)     (0.17)
-------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             (0.05)    (0.16)      0.34

Less Distributions:
   From Net Investment Income                                                   (0.60)    (0.79)     (0.51)
-------------------------------------------------------------------------------------------------------------
   Total Distributions                                                          (0.60)    (0.79)     (0.51)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $8.28     $8.93     $ 9.88
=============================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------
   Total Return                                                                 -0.7%     -1.9%      +3.5%
   Net Assets, End of Period (In Millions)                                        $28       $18         $0/(e)/
   Ratio of Expenses to Average Net Assets before Expense Offsets                1.2%      1.3%       1.2%*
   Ratio of Expenses to Average Net Assets                                       1.1%      1.1%       1.1%*
   Ratio of Net Investment Income to Average Net Assets                          6.8%      7.9%       7.6%*
   Portfolio Turnover Rate/(c)/                                                 86.1%     72.9%      66.8%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Amount calculated is less than $0.005.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from March 1, 2000 (commencement of class) to October 31,
    2000.
(e) Amount is less than $500,000.

48
                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Corporate Bond Fund (a series of Strong Corporate Bond Fund, Inc.), Strong Government Securities Fund (a series of Strong Government Securities Fund, Inc.), Strong Short-Term Bond Fund (a series of Strong Short-Term Bond Fund, Inc.), Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund (two of the series of Strong Income Funds, Inc.) (all five collectively constituting Strong Income Funds, hereafter referred to as the "Funds") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
October 31, 2000


Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 72 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.
     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
     Mr. Greer has been Of Counsel for Bingham McCutchen LLP ("Bingham McCutchen"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham McCutchen. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association-- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------


Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001,
Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001,
Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]







--------------------------------------------------------------------------------

                                    [IMAGE]

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com


To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com


This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT29337 12-02
                                                               AINC/WH2910 10-02